CREDIT AGREEMENT






                           DATED AS OF APRIL 20, 1998,






                                     AMONG






                           DIAMOND HOME SERVICES, INC.
                             THE BANKS PARTY HERETO,






                                    AND





                              HARRIS TRUST AND SAVINGS BANK,
                                      as Agent





                                TABLE OF CONTENTS

SECTION                        DESCRIPTION                             PAGE

SECTION 1.     THE CREDIT FACILITIES                                    1

    Section 1.1.  Revolving Credit Commitments                          1
    Section 1.2.  Letters of Credit                                     1
    Section 1.3.  Term Loan Commitments                                 4
    Section 1.4.  Applicable Interest Rates                             4
    Section 1.5.  Minimum Borrowing Amounts                             6
    Section 1.6.  Manner of Borrowing Loans and Designating Applicable
                  Interest Rates                                        6
    Section 1.7.  Interest Periods                                      8
    Section 1.8.  Maturity of Loans                                     9
    Section 1.9.  Prepayments                                           9
    Section 1.10. Default Rate                                         11
    Section 1.11. The Notes                                            12
    Section 1.12. Funding Indemnity                                    12
    Section 1.13. Commitment Terminations                              13
    Section 1.14. Swing Loans                                          14

SECTION 2.     FEES                                                    16
    Section 2.1.  Fees                                                 16


SECTION 3.     PLACE AND APPLICATION OF PAYMENTS                       17


SECTION 4.     COLLATERAL AND GUARANTIES                               18
    Section 4.1.  Collateral                                           18
    Section 4.2.  Guaranties                                           19
    Section 4.3.  Further Assurances                                   19


SECTION 5.     DEFINITIONS; INTERPRETATION                             20
    Section 5.1.  Definitions                                          20
    Section 5.2.  Interpretation                                       33
    Section 5.3.  Change in Accounting Principles                      33


SECTION 6.     REPRESENTATIONS AND WARRANTIES                          33
    Section 6.1.  Organization and Qualification                       33
    Section 6.2.  Subsidiaries                                         34
    Section 6.3.  Authority and Validity of Obligations                34
    Section 6.4.  Use of Proceeds; Margin Stock                        35
    Section 6.5.  Financial Reports                                    35
    Section 6.6.  No Material Adverse Change                           36
    Section 6.7.  Full Disclosure                                      36
    Section 6.8.  Trademarks, Franchises, and Licenses                 36
    Section 6.9.  Governmental Authority and Licensing                 36
    Section 6.10. Good Title                                           36
    Section 6.11. Litigation and Other Controversies                   37
    Section 6.12. Taxes                                                37
    Section 6.13. Approvals                                            37
    Section 6.14. Affiliate Transactions                               37
    Section 6.15. Investment Company; Public Utility Holding Company   37
    Section 6.16. ERISA                                                37
    Section 6.17. Compliance with Laws                                 38
    Section 6.18. Other Agreements                                     38
    Section 6.19. Solvency                                             38
    Section 6.20. Reeves Acquisition                                   38
    Section 6.21. Year 2000 Compliance                                 39
    Section 6.22. No Default                                           39


SECTION 7.     CONDITIONS PRECEDENT                                    39
    Section 7.1.  Initial Credit Event                                 39
    Section 7.2.  All Credit Events                                    42


SECTION 8.     COVENANTS                                               42
    Section 8.1.  Maintenance of Business                              42
    Section 8.2.  Maintenance of Properties                            43
    Section 8.3.  Taxes and Assessments                                43
    Section 8.4.  Insurance                                            43
    Section 8.5.  Financial Reports                                    43
    Section 8.6.  Inspection                                           45
    Section 8.7.  Indebtedness for Borrowed Money                      45
    Section 8.8.  Liens                                                46
    Section 8.9.  Investments, Acquisitions, Loans, Advances and
                  Guaranties                                           47
    Section 8.10. Mergers, Consolidations and Sales                    49
    Section 8.11. Maintenance of Subsidiaries                          50
    Section 8.12. Dividends and Certain Other Restricted Payments      50
    Section 8.13. ERISA                                                51
    Section 8.14. Compliance with Laws                                 51
    Section 8.15. Burdensome Contracts With Affiliates                 51
    Section 8.16. No Changes in Fiscal Year                            51
    Section 8.17. Formation of Subsidiaries                            51
    Section 8.18. Change in the Nature of Business                     51
    Section 8.19. Use of Loan Proceeds                                 52
    Section 8.20. No Restrictions on Subsidiary Distributions          52
    Section 8.21. Subordinated Debt                                    52
    Section 8.22. Cash Flow Leverage Ratio                             52
    Section 8.23. Net Worth                                            53
    Section 8.24. Fixed Charge Coverage Ratio                          53
    Section 8.25. Interest Coverage Ratio                              53
    Section 8.26. Minimum EBITDA                                       53
    Section 8.27. Operating Leases                                     53
    Section 8.28. Interest Rate Protection                             53
    Section 8.29. Seller Debt Payments                                 54

SECTION 9.     EVENTS OF DEFAULT AND REMEDIES                          54

    Section 9.1.  Events of Default                                    54
    Section 9.2.  Non-Bankruptcy Defaults                              56
    Section 9.3.  Bankruptcy Defaults                                  57
    Section 9.4.  Collateral for Undrawn Letters of Credit             57
    Section 9.5.  Notice of Default                                    58
    Section 9.6.  Expenses                                             58

SECTION 10.    CHANGE IN CIRCUMSTANCES                                 58

    Section 10.1. Change of Law                                        58
    Section 10.2. Unavailability of Deposits or Inability to Ascertain,
                  or Inadequacy of, LIBOR                              58
    Section 10.3. Increased Cost and Reduced Return                    59
    Section 10.4. Lending Offices                                      60
    Section 10.5. Discretion of Bank as to Manner of Funding           60

SECTION 11.    THE AGENT AND ISSUING BANK                              60

    Section 11.1. Appointment and Authorization of Agent               60
    Section 11.2. Agent and its Affiliates                             61
    Section 11.3. Action by Agent                                      61
    Section 11.4. Consultation with Experts                            61
    Section 11.5. Liability of Agent; Credit Decision                  61
    Section 11.6. Indemnity                                            62
    Section 11.7. Resignation of Agent and Successor Agent             62
    Section 11.8. Interest Rate Hedging Arrangements                   63
    Section 11.9. Issuing Bank                                         63

SECTION 12.    MISCELLANEOUS                                           63

    Section 12.1. Withholding Taxes                                    63
    Section 12.2. No Waiver, Cumulative Remedies                       64
    Section 12.3. Non-Business Days                                    64
    Section 12.4. Documentary Taxes                                    65
    Section 12.5. Survival of Representations                          65
    Section 12.6. Survival of Indemnities                              65
    Section 12.7. Sharing of Set-Off                                   65
    Section 12.8. Notices                                              65
    Section 12.9. Counterparts                                         66
    Section 12.10.Successors and Assigns                               66
    Section 12.11. Participants                                        66
    Section 12.12.Assignment of Commitments by Banks                   67
    Section 12.13.Amendments                                           67
    Section 12.14.Headings                                             68
    Section 12.15.Costs and Expenses                                   68
    Section 12.16.Set-off                                              68
    Section 12.17.Entire Agreement                                     69
    Section 12.18.Governing Law                                        69
    Section 12.19.Severability of Provisions                           69
    Section 12.20.Excess Interest                                      69
    Section 12.21.Confidentiality                                      70
    Section 12.22.Single Bank                                          70
    Section 12.23.Submission to Jurisdiction; Waiver of Jury Trial     70

          Signature Page                                               71


          EXHIBIT A - Notice of Payment Request
          EXHIBIT B - Notice of Borrowing
          EXHIBIT C - Notice of Continuation/Conversion
          EXHIBIT D - Revolving Note
          EXHIBIT E - Term Note
          EXHIBIT F - Swing Line Note
          EXHIBIT G - Compliance Certificate
          EXHIBIT H - Assignment and Acceptance
          SCHEDULE 6.2 - Subsidiaries


                                       CREDIT AGREEMENT


          To each of the Banks signatory hereto

          Ladies and Gentlemen:


          The undersigned, Diamond Home Services, Inc., a Delaware corporation (the "Borrower"), applies to you for your several commitments, subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, to extend credit to the Borrower, all as more fully hereinafter set forth. Each of you is hereinafter referred to as a "Bank," all of you are hereinafter referred to collectively as the "Banks," and Harris Trust and Savings Bank in its capacity as agent for the Banks hereunder is hereinafter referred to as the "Agent."

     SECTION 1.     THE CREDIT FACILITIES.

       Section 1.1. Revolving Credit Commitments. Subject to the terms and conditions hereof, each Bank, by its acceptance hereof, severally agrees to make a loan or loans (individually a "Revolving Loan" and collectively the "Revolving Loans") to the Borrower in U.S. Dollars from time to time on a revolving basis up to the amount of such Bank's revolving credit commitment set forth on the applicable signature page hereof or pursuant to Section 12.12 hereof (its "Revolving Credit Commitment" and, cumulatively for all the Banks, the "Revolving Credit Commitments"),
     subject to any reductions thereof pursuant to the terms hereof, before the Revolving Credit Termination Date. The sum of the aggregate principal amount of Revolving Loans, Swing Loans and L/C Obligations at any time outstanding shall not exceed the Revolving Credit Commitments in effect at such time. Each Borrowing of Revolving Loans shall be made ratably from the Banks in proportion to their respective Revolver Percentages. As provided in Section 1.6(a) hereof, the Borrower may elect that each Borrowing of Revolving Loans be either Base Rate Loans or Eurodollar Loans. Revolving Loans may be repaid and the principal amount thereof reborrowed before the Revolving Credit Termination Date, subject to the terms and conditions hereof.


       Section 1.2. Letters of Credit. (a) General Terms. Subject to the terms and conditions hereof, as part of the Revolving Credit, the Issuing Bank shall issue standby and commercial letters of credit (each a "Letter of Credit") for the Borrower's account in U.S. Dollars in an aggregate undrawn face amount up to the amount of the L/C Commitment, provided that the aggregate L/C Obligations at any time outstanding shall not exceed
     (i) the  L/C Commitment  and  (ii) the  difference between  the  Revolving
     Credit Commitments in effect at such time and the aggregate principal amount of Revolving Loans and Swing Loans then outstanding. Each Letter of Credit shall be issued by the Issuing Bank, but each Bank shall be obligated to reimburse the Issuing Bank for such Bank's Revolver
     Percentage of the amount of each drawing thereunder and, accordingly, each Letter of Credit shall constitute usage of the Revolving Credit Commitment of each Bank pro rata in an amount equal to its Revolver Percentage of the L/C Obligations then outstanding.

          (b) Applications. At any time before the Revolving Credit Termination Date, the Issuing Bank shall, at the request of the Borrower, issue one or more Letters of Credit, in a form satisfactory to the Issuing Bank, with expiration dates no later than the earlier of 12 months from the date of issuance (or be cancelable not later than 12 months from the date of issuance and each renewal) or five Business Days prior to the Revolving Credit Termination Date, in an aggregate face amount not to exceed that set forth above, upon the receipt of an application duly executed by the Borrower for the relevant Letter of Credit in the form then customarily prescribed by the Issuing Bank for the Letter of Credit requested (each an "Application"). Notwithstanding anything contained in any Application to the contrary: (i) the Borrower shall pay fees in connection with each Letter of Credit as set forth in
     Section 2.1 hereof, (ii) except as otherwise provided in Section 1.9 hereof, unless an Event of Default has occurred and is continuing, the Issuing Bank will not call for the funding by the Borrower of any amount under a Letter of Credit before being presented with a drawing thereunder, and (iii) if the Issuing Bank is not timely reimbursed for the amount of any drawing under a Letter of Credit on the date such drawing is paid, the Borrower's obligation to reimburse the Issuing Bank for the amount of such drawing shall bear interest (which the Borrower hereby promises to pay) from and after the date such drawing is paid at a rate per annum equal to the sum of 2% plus the Applicable Margin for Reimbursement Obligations plus the Base Rate from time to time in effect. If the Issuing Bank issues any Letter of Credit with an expiration date that is automatically extended unless the Issuing Bank gives notice that the expiration date will not so extend beyond its then scheduled expiration date, the Issuing Bank will give such notice of non-renewal before the time necessary to prevent such automatic extension if before such required notice date: (i) the expiration date of such Letter of Credit if so extended would be after the Revolving Credit Termination Date, (ii) the Revolving Credit Commitments have been terminated, or
     (iii) a Default or an Event of Default exists and the Agent, at the direction of the Required Banks, has given the Issuing Bank instructions not to so permit the extension of the expiration date of such Letter of Credit. The Issuing Bank agrees to issue amendments to the Letter(s) of Credit increasing the amount, or extending the expiration date, thereof at the request of the Borrower subject to the conditions of Section 7.2 hereof and the other terms of this Section 1.2.

          (c) The Reimbursement Obligations. Subject to Section 1.2(b) hereof, the obligation of the Borrower to reimburse the Issuing Bank for all drawings under a Letter of Credit (a "Reimbursement Obligation") shall be governed by the Application related to such Letter of Credit, except that reimbursement shall be made by no later than 12:00 Noon (Chicago time) on the date when each drawing is paid in immediately available funds at the Issuing Bank's principal office in Chicago, Illinois or such other office as the Issuing Bank may designate in writing to the Borrower. If the Borrower does not make any such reimbursement payment on the date due and the Participating Banks fund their participations therein in the manner set forth in Section 1.2(d) below, then all payments thereafter received by the Issuing Bank in discharge of any of the relevant Reimbursement Obligations shall be distributed in accordance with Section 1.2(d) below.
          (d) The Participating Interests. Each Bank, by its acceptance hereof, severally agrees to purchase from the Issuing Bank, and the Issuing Bank hereby agrees to sell to each such Bank (a "Participating Bank"), an undivided percentage participating interest (a "Participating Interest"), to the extent of its Revolver Percentage, in each Letter of Credit issued by, and each Reimbursement Obligation owed to, the Issuing Bank. Upon any failure by the Borrower to pay any Reimbursement Obligation at the time required on the date the related drawing is paid, as set forth in Section 1.2(c) above, or if the Issuing Bank is required at any time to return to the Borrower or to a trustee, receiver, liquidator, custodian, or other Person any portion of any payment of any Reimbursement Obligation, each Participating Bank shall, not later than the Business Day it receives a certificate in the form of Exhibit A hereto from the Issuing Bank to such effect, if such certificate is received before 1:00 p.m. (Chicago time), or not later than 1:00 p.m.
     (Chicago time) the following Business Day, if such certificate is received after such time, pay to the Issuing Bank an amount equal to such Participating Bank's Revolver Percentage of such unpaid or recaptured Reimbursement Obligation together with interest on such amount accrued from the date the related payment was made by the Issuing Bank to the date of such payment by such Participating Bank at a rate per annum equal to: (i) from the date the related payment was made by the Issuing Bank to the date 2 Business Days after payment by such Participating Bank is due hereunder, the Federal Funds Rate for each such day and (ii) from the date 2 Business Days after the date such payment is due from such Participating Bank to the date such payment is made by such Participating Bank, the Base Rate in effect for each such day. Each such Participating Bank shall thereafter be entitled to receive its Revolver Percentage of each payment received in respect of the relevant Reimbursement Obligation and of interest paid thereon, with the Issuing Bank retaining its Revolver Percentage as a Bank hereunder.

          The several obligations of the Participating Banks to the Issuing Bank under this Section 1.2 shall be absolute, irrevocable, and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Participating Bank may have or have had against the Borrower, the Agent, the Issuing Bank, any other Bank, or any other Person whatsoever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of any Commitment of any Bank occurring after any issuance, extension or amendment of the related Letter of Credit (other than any such reduction or termination of a Commitment by virtue of an assignment thereof permitted hereby), and each payment by a Participating Bank under this Section 1.2 shall be made without any offset, abatement, withholding or reduction whatsoever. The Issuing Bank shall be entitled to offset amounts received for the account of a Bank under this Agreement against unpaid amounts due from such Bank to the Issuing Bank hereunder (whether as fundings of participations, indemnities, or otherwise), but shall not be entitled to offset against amounts owed to the Issuing Bank by any Bank arising outside of this Agreement.

          (e) Indemnification. The Participating Banks shall, to the extent of their respective Revolver Percentages, indemnify the Issuing Bank (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss, or liability (except such as result from the Issuing Bank's gross negligence or willful misconduct) that the Issuing Bank may suffer or incur in connection with any Letter of Credit. The obligations of the Participating Banks under this Section 1.2(e) and all other parts of this
     Section 1.2 shall survive termination of this Agreement and of all Applications, Letters of Credit, and all drafts and other documents presented in connection with drawings thereunder.


       Section 1.3. Term Loan Commitments. Subject to the terms and conditions hereof, each Bank, by its acceptance hereof, severally agrees to make a loan (individually a "Term Loan" and collectively the "Term Loans") to the Borrower in the amount of such Bank's term loan commitment set forth on the applicable signature page hereof or pursuant to
     Section 12.12 hereof (its "Term Loan Commitment" and, cumulatively for all the Banks, the "Term Loan Commitments"). The Term Loans shall be made, if at all, on or before April 30, 1998, at which time the Term Loan Commitments shall expire. The Term Loans shall be advanced in a single Borrowing and shall be made ratably by the Banks in proportion to their respective Term Loan Percentages. As provided in Section 1.6(a) hereof, the Borrower may elect that the Term Loans be outstanding as Base Rate
     Loans or Eurodollar Loans. No amount repaid or prepaid on any Term Loan may be borrowed again.

       Section 1.4. Applicable Interest Rates. (a) Base Rate Loans. Each Base Rate Loan made or maintained by a Bank shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual days elapsed, except that determinations made under clause (ii) of the definition of Base Rate set forth below shall be computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued or created by conversion from a Eurodollar Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Base Rate from time to time in effect, payable on the last day of its Interest Period and at maturity (whether by acceleration or otherwise).

          "Base Rate" means for any day, the greater of (i) the rate of interest announced by the Agent from time to time as its prime commercial rate, as in effect on such day (it being acknowledged and agreed that rate may not be the Agent's best or lowest rate); and (ii) the sum of (x) the rate determined by the Agent to be the average (rounded upwards, if necessary, to the next higher 1/100 of 1%) of the rates per annum quoted to the Agent at approximately 10:00 a.m. (Chicago time) (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by the Agent for the sale to the Agent at face value of Federal funds in an amount equal or comparable to the principal amount owed to the Agent for which such rate is being determined, plus (y) 1/2 of 1% (0.5%).


          (b) Eurodollar Loans. Each Eurodollar Loan made or maintained by a Bank shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued, or created by conversion from a Base Rate Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Adjusted LIBOR applicable for such Interest Period, payable on the last day of the Interest Period and at maturity (whether by acceleration or otherwise), and, if the applicable Interest Period is longer than three months, on each day occurring every three months after the commencement of such Interest Period.

          "Adjusted LIBOR" means, for any Borrowing of Eurodollar Loans, a rate per annum determined in accordance with the following formula:

          Adjusted LIBOR =                          LIBOR
                         1 - Eurodollar Reserve Percentage


          "LIBOR" means, for an Interest Period for a Borrowing of Eurodollar Loans, (a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Agent at 11:00 a.m. (London, England time) 2 Business Days before the beginning of such Interest Period by major banks in the interbank eurodollar market selected by the Agent for delivery on the first day of and for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of the Eurodollar Loan scheduled to be made by the Agent as part of such Borrowing.

          "LIBOR Index Rate" means, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a period equal to such Interest Period, which appears on the Telerate Page 3750 as of 11:00 a.m. (London, England time) on the day 2 Business Days before the commencement of such Interest Period.

          "Telerate Page 3750" means the display designated as "Page 3750" on the Dow Jones Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).


          "Eurodollar Reserve Percentage" means, for any Borrowing of Eurodollar Loans, the daily average for the applicable Interest Period of the maximum rate, expressed as a decimal, at which reserves (including, without limitation, any supplemental, marginal, and emergency reserves) are imposed during such Interest Period by the Board of Governors of the Federal Reserve System (or any successor) on "eurocurrency liabilities", as defined in such Board's Regulation D (or in respect of any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Loans is determined or any category of extensions of credit or other assets that include loans by non-United States offices of any Bank to United States residents), subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto. For purposes of this definition, the Eurodollar Loans shall be deemed to be "eurocurrency liabilities" as defined in Regulation D without benefit or credit for any prorations, exemptions or offsets under Regulation D.

          (d) Rate Determinations. The Agent shall determine each interest rate applicable to the Loans and the Reimbursement Obligations hereunder, and its determination thereof shall be conclusive and binding except in the case of manifest error.

       Section 1.5. Minimum Borrowing Amounts. Each Borrowing of Base Rate Loans advanced under a Credit shall be in an amount not less than $500,000 or such greater amount which is an integral multiple of $100,000. Each Borrowing of Eurodollar Loans advanced, continued, or converted under a Credit shall be in an amount equal to $2,000,000 or such greater amount which is an integral multiple of $500,000.


       Section 1.6. Manner of Borrowing Loans and Designating Applicable Interest Rates. (a) Notice to the Agent. The Borrower shall give notice to the Agent by no later than 10:00 a.m. (Chicago time): (i) at least 3 Business Days before the date on which the Borrower requests the Banks to advance a Borrowing of Eurodollar Loans and (ii) on the date the Borrower requests the Banks to advance a Borrowing of Base Rate Loans. The Loans included in each Borrowing shall bear interest initially at the type of rate specified in such notice of a new Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Borrowing or, subject to the minimum amount requirements for each outstanding Borrowing established by Section 1.5 hereof, a portion thereof, as follows: (i) if such Borrowing is of Eurodollar Loans, on the last day of the Interest Period applicable thereto, the Borrower may continue part or all of such Borrowing as Eurodollar Loans or convert part or all of such Borrowing into Base Rate Loans or (ii) if such Borrowing is of Base Rate Loans, on any Business Day, the Borrower may convert all or part of such Borrowing into Eurodollar Loans for an Interest Period or Interest Periods specified by the Borrower. The Borrower shall give all such notices requesting the advance, continuation, or conversion of a Borrowing to the Agent by telephone or telecopy (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing) substantially in the form attached hereto as Exhibit B (Notice of Borrowing) or Exhibit C (Notice of Continuation/Conversion), as applicable, or in such other form acceptable to the Agent. Notices of the continuation of a Borrowing of Eurodollar Loans for an additional Interest Period or of the conversion of part or all of a Borrowing of Base Rate Loans into Eurodollar Loans must be given by no later than 10:00 a.m. (Chicago time) at least 3 Business Days before the date of the requested continuation or conversion. All such notices concerning the advance, continuation, or conversion of a Borrowing shall specify the date of the requested advance, continuation, or conversion of a Borrowing (which shall be a Business Day), the amount of the requested Borrowing to be advanced, continued, or converted, the type of Loans to comprise such new, continued, or converted Borrowing and, if such Borrowing is to be comprised of Eurodollar Loans, the Interest Period applicable thereto. The Borrower agrees that the Agent may rely on any such telephonic or telecopy notice given by any person the Agent in good faith believes is an Authorized Representative without the necessity of independent investigation, and in the event any such notice by telephone conflicts with any written confirmation, such telephonic notice shall govern if the Agent has acted in good faith in reliance thereon.

          (b) Notice to the Banks. The Agent shall give prompt telephonic or telecopy notice to each Bank of any notice from the Borrower received pursuant to Section 1.6(a) above and, if such notice requests the Banks to make Eurodollar Loans, the Agent shall give notice to the Borrower and each Bank by like means of the interest rate applicable thereto promptly after the Agent has made such determination.

          (c)  Borrower's  Failure  to  Notify;  Automatic  Continuations   and
     Conversions. Any outstanding Borrowing of Base Rate Loans shall automatically be continued for an additional Interest Period on the last day of its then current Interest Period unless the Borrower has notified the Agent within the period required by Section 1.6(a) that the Borrower intends to convert such Borrowing, subject to Section 7.2 hereof, into a Borrowing of Eurodollar Loans or such Borrowing is prepaid in accordance with Section 1.9(a). If the Borrower fails to give notice pursuant to
     Section 1.6(a) above of the continuation or conversion of any outstanding principal amount of a Borrowing of Eurodollar Loans before the last day of its then current Interest Period within the period required by
     Section 1.6(a) or, whether or not such notice has been given, one or more of the conditions set forth in Section 7.2 for the continuation or conversion of a Borrowing of Eurodollar Loans would not be satisfied and such Borrowing is not prepaid in accordance with Section 1.9(a), such Borrowing shall automatically be converted into a Borrowing of Base Rate Loans. In the event the Borrower fails to give notice pursuant to
     Section 1.6(a) above of a Borrowing equal to the amount of a Reimbursement Obligation and has not notified the Agent by 1:00 p.m. (Chicago time) on the day such Reimbursement Obligation becomes due that it intends to repay such Reimbursement Obligation through funds not borrowed under this Agreement, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans on such day in the amount of the Reimbursement Obligation then due, subject to Section 7 hereof, which Borrowing shall be applied to pay the Reimbursement Obligation then due.


          (d) Disbursement of Loans. Not later than 1:00 p.m. (Chicago time) on the date of any requested advance of a new Borrowing, subject to
     Section 7 hereof, each Bank shall make available its Loan comprising part of such Borrowing in funds immediately available at the principal office of the Agent in Chicago, Illinois. The Agent shall make the proceeds of each new Borrowing available to the Borrower at the Agent's principal office in Chicago, Illinois (or by wire transfer of funds pursuant to the Borrower's written instructions to the Agent).

          (e) Agent Reliance on Bank Funding. Unless the Agent shall have been notified by a Bank prior to (or, in the case of a Borrowing of Base Rate Loans, by 1:00 p.m. (Chicago time) on) the date on which such Bank is scheduled to make payment to the Agent of the proceeds of a Loan (which notice shall be effective upon receipt) that such Bank does not intend to make such payment, the Agent may assume that such Bank has made such payment when due and the Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower the proceeds of the Loan to be made by such Bank and, if any Bank has not in fact made such payment to the Agent, such Bank shall, on demand, pay to the Agent the amount made available to the Borrower attributable to such Bank together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on (but excluding) the date such Bank pays such amount to the Agent at a rate per annum equal to (i) from the date the related advance was made by the Agent to the date 2 Business Days after payment by such Bank is due hereunder, the Federal Funds Rate for each such day and (ii) from the date 2 Business Days after the date such payment is due from such Bank to the date such payment is made by such Bank, the Base Rate in effect for each such day. If such amount is not received from such Bank by the Agent immediately upon demand, the Borrower will, on demand, repay to the Agent the proceeds of the Loan attributable to such Bank with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but without such payment being considered a payment or prepayment of a Loan under
     Section 1.12 hereof, so that the Borrower will have no liability under such Section with respect to such payment.

       Section 1.7. Interest Periods. As provided in Section 1.6(a) hereof, at the time of each request to advance, continue, or create by conversion a Borrowing of Eurodollar Loans, the Borrower shall select an Interest Period applicable to such Loans from among the available options. The term "Interest Period" means the period commencing on the date a Borrowing of Loans is advanced, continued, or created by conversion and ending: (a) in the case of Base Rate Loans, on the last day of the calendar quarter in which such Borrowing is advanced, continued, or created by conversion (or on the last day of the following calendar quarter if such Loan is advanced, continued or created by conversion on the last day of a calendar quarter), (b) in the case of a Eurodollar Loan, 1, 2, 3, or 6 months thereafter, and (c) in the case of Swing Loans, on the date one (1) to seven (7) days thereafter as mutually agreed by the Agent and the Borrower; provided, however, that:


               (a) any Interest Period for a Borrowing of Revolving Loans consisting of Base Rate Loans that otherwise would end after the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date, and any Interest Period for a Borrowing of Term Loans consisting of Base Rate Loans that otherwise would end after the final maturity date of the Term Loans shall end on the final maturity date of the Term Loans;

               (b) no Interest Period with respect to any portion of the Term Loans shall extend beyond the final maturity date of the Term Loans, and no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Credit Termination Date;
               (c) no Interest Period with respect to any portion of the Term Loans consisting of Eurodollar Loans shall extend beyond a date on which the Borrower is required to make a scheduled payment of principal on the Term Loans, unless the sum of (a) the aggregate principal amount of Term Loans that are Base Rate Loans plus (b) the aggregate principal amount of Term Loans that are Eurodollar Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount to be paid on the Term Loans on such payment date;

               (d) whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, provided that, if such extension would cause the last day of an Interest Period for a Borrowing of Eurodollar Loans to occur in the following calendar month, the last day of such Interest Period shall be the immediately preceding Business Day; and

               (e) for purposes of determining an Interest Period for a Borrowing of Eurodollar Loans, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, however, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end.


       Section 1.8. Maturity of Loans. (a) Revolving Loans and Swing Loans. Each Revolving Loan shall mature and become due and payable by the Borrower on the Revolving Credit Termination Date. Each Swing Loan shall mature and become due and payable by the Borrower on the last day of the Interest Period applicable thereto.

          (b) Scheduled Payments of Term Loans. The Borrower shall make principal payments on the Term Loans in installments on the last day of each March, June, September and December in each year, commencing with the calendar quarter ending December 31, 1998 and ending on March 31, 2003, with the amount of each such installment to aggregate $1,071,429, and the last installment on all Term Loans to aggregate all principal of the Term Loans not sooner paid on March 31, 2003 and with the amount of each installment due on the Term Loans held by each Bank to be equal to its Term Loan Percentage of each such aggregate amount.

       Section 1.9. Prepayments. (a) Optional. The Borrower shall have the privilege of prepaying in whole or in part (but, if in part, then: (i) if such Borrowing is of Base Rate Loans, in an amount not less than $100,000, (ii) if such Borrowing is of Eurodollar Loans, in an amount not less than $500,000, and (iii) in each case, in an amount such that the minimum amount required for a Borrowing pursuant to Section 1.5 hereof remains outstanding) any Borrowing of Eurodollar Loans at any time upon 3 Business Days prior notice to the Agent or, in the case of a Borrowing of Base Rate Loans, notice delivered to the Agent by the Borrower no later than 10:00 a.m. (Chicago time) on the date of prepayment, such prepayment to be made by the payment of the principal amount to be prepaid and accrued interest thereon to the date fixed for prepayment plus any amounts due the Banks under Section 1.12 hereof. Swing Loans bearing interest at Agent's Quoted Rate may only be paid on the last day of the Interest Period then applicable to such Loans. The Agent will promptly advise each Bank of any such prepayment notice it receives from the Borrower. Any amount of Revolving Loans paid or prepaid before the
     Revolving Credit Termination Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again. No amount of the Term Loans paid or prepaid may be reborrowed.

          (b) Mandatory. (i) The Borrower shall, on each date the Revolving Credit Commitments are reduced pursuant to Section 1.13 hereof, prepay the Revolving Loans, Swing Loans and, if necessary, prefund the L/C Obligations by the amount, if any, necessary to reduce the sum of the aggregate principal amount of Revolving Loans, Swing Loans and L/C Obligations then outstanding to the amount to which the Revolving Credit Commitments have been so reduced.

         (ii) On the deadline expressed in Section 8.5 below for the Banks' receipt of the audited financial statements for the fiscal year of the Borrower ending on or about December 31, 1998 and each fiscal year thereafter, or, if earlier the Borrower's receipt of such financial statements, the Borrower shall prepay the Term Loans by an amount equal to 50% of Excess Cash Flow of Borrower and its Subsidiaries for the then most recently completed fiscal year of the Borrower (for such year, "Excess Cash Flow Net Proceeds"); provided, however, the Borrower shall not be required to make any prepayment under this clause (i) if the Cash Flow Leverage Ratio as of the last day of any two consecutive fiscal quarters of the Borrower ending after the date hereof is or has been in each case less than or equal to 2.5 to 1.0 (it being understood and agreed upon that if such prepayments are not required because of the foregoing proviso, the Borrower shall never again be required to make any prepayments under this clause (i)). Each such prepayment shall be applied to the remaining installments of the Term Notes in the inverse order of maturity.


        (iii) If the Borrower or any Subsidiary shall at any time or from time to time make or agree to make a Disposition or shall suffer an Event of Loss resulting in Net Cash Proceeds in excess of $500,000 on a cumulative basis during any calendar year, then (x) the Borrower shall promptly notify the Agent of such proposed Disposition or Event of Loss (including the amount of the estimated Net Cash Proceeds to be received by the Borrower or such Subsidiary in respect thereof) and (y) promptly upon, and in no event later than the Business Day after, receipt by the Borrower or the Subsidiary of the Net Cash Proceeds of such Disposition or Event of Loss, the Borrower shall, or shall cause such Subsidiary to, deposit with the Agent an aggregate amount equal to 100% of the amount of such Net Cash Proceeds and the Agent will hold with it the amount of such proceeds so deposited in the Account; provided, however, that no such deposit shall be required, and accordingly the following described prepayment shall not be required with respect to Net Cash Proceeds of any Disposition made or Event of Loss suffered by Reeves or any of its subsidiaries during the calendar year ended December 31, 1998 with respect to Property owned by Reeves or any of its subsidiaries immediately after giving effect to the Reeves Acquisition to the extent such Net Cash Proceeds, when taken together with the Net Cash Proceeds of all other Dispositions made and Events of Loss suffered by the Borrower and its Subsidiaries during the same calendar year, aggregate less than $2,500,000. From time to time upon the Borrower's request, the Agent will release the proceeds so deposited in the Account to the Borrower or such Subsidiary, as necessary, to pay for the replacement or rebuilding of the Property disposed of, lost or condemned, as the case may be, if at the time of such release, no Default or Event of Default shall have occurred and be continuing. If such Property has not been replaced or rebuilt within twelve (12) calendar months following the date of such Disposition or Event of Loss, or if the Borrower fails to notify the Agent in writing on or before sixty (60) days after such Disposition or Event of Loss that the Borrower or such Subsidiary will commence the replacement or rebuilding of such Property, or if the Borrower or such Subsidiary shall not be committed by contract to so replace or rebuild such Property within sixty (60) days after such Disposition or Event of Loss, then, in any such case, the Agent may at any time thereafter apply (without further notice to or demand on the Borrower) the proceeds so deposited in the Account pursuant to this Section with respect to such Disposition or Event of Loss and not yet released pursuant to this Section so as to prepay the Term Loans. Each such prepayment shall be applied to the remaining installments of the Term Notes in the inverse order of maturity.

         (iv) If after the date of this Agreement the Borrower or any Subsidiary shall issue new equity securities (whether common or preferred stock or otherwise), other than common stock issued in connection with the exercise of employee stock options, or dispose of any treasury stock, the Borrower shall promptly notify the Agent of the estimated Net Cash Proceeds of such issuance or disposition, as the case may be, to be received by or for the account of the Borrower or such Subsidiary in respect thereof. Promptly upon, and in no event later than the Business Day after, receipt by the Borrower or such Subsidiary of Net Cash Proceeds of such issuance or disposition, the Borrower shall prepay the Term Loans in an aggregate amount equal to 100% of the amount of such Net Cash Proceeds. Each such prepayment shall be applied to the remaining installments of the Term Notes in the inverse order of maturity.

          (v) Unless the Borrower otherwise directs, prepayments of Loans under this Section 1.9(b) shall be applied first to Borrowings of Base
     Rate Loans until payment in full thereof with any balance applied to Borrowings of Eurodollar Loans in the order in which their Interest Periods expire. Each prepayment of Loans under this Section 1.9(b) shall be made by the payment of the principal amount to be prepaid and accrued interest thereon to the date of prepayment together with any amounts due the Banks under Section 1.12 hereof. Each prefunding of L/C Obligations shall be made in accordance with Section 9.4 hereof.


      Section 1.10. Default Rate. Notwithstanding anything to the contrary contained in Section 1.4 hereof, while any Event of Default exists or (unless and until rescinded by the requisite Banks) after acceleration, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Revolving Loans and Term Loans (computed on the basis of a year of 360 days and actual days elapsed) at a rate per annum equal to:

               (a) for any Base Rate Loan, the sum of 2% plus the Applicable Margin plus the Base Rate from time to time in effect; and

               (b) for any Eurodollar Loan, the sum of 2% plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter, at a rate per annum equal to the sum of 2% plus the Applicable Margin for Base Rate Loans plus the Base Rate from time to time in effect;


     provided, however, that in the absence of acceleration, any adjustments pursuant to this Section 1.10 shall be made at the election of the Required Banks with written notice to the Borrower. While any Event of Default exists or after acceleration, interest shall be paid on demand of the Agent at the request or with the consent of the Required Banks.

      Section 1.11. The Notes. (a) The Revolving Loans made to the Borrower by a Bank shall be evidenced by a single promissory note of the Borrower issued to such Bank in the form of Exhibit D hereto. Each such promissory note is hereinafter referred to as a "Revolving Note" and collectively such promissory notes are referred to as the "Revolving Notes."

          (b) The Term Loans made to the Borrower by a Bank shall be evidenced by a single promissory note of the Borrower issued to such Bank in the form of Exhibit E hereto. Each such promissory note is hereinafter referred to as a "Term Note" and collectively such promissory notes are referred to as the "Term Notes."

          (c) The Swing Loans made to the Borrower by the Agent shall be evidenced by a single promissory note of the Borrower issued to the Agent in the form of Exhibit F hereto. This promissory note is hereinafter referred to as the "Swing Line Note."

          (d) Each Bank shall record on its books and records or on a schedule to its appropriate Note the amount of each Loan advanced, continued or converted by it, all payments of principal and interest and the principal balance from time to time outstanding thereon, the type of such Loan, and, for any Eurodollar Loan, the Interest Period and the interest rate applicable thereto. The record thereof, whether shown on such books and records of a Bank or on a schedule to the relevant Note, shall be prima facie evidence as to all such matters; provided, however, that the failure of any Bank to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Loans made to it hereunder together with accrued interest thereon. At the request of any Bank and upon such Bank tendering to the Borrower the appropriate Note to be replaced, the Borrower shall furnish a new Note to such Bank to replace any outstanding Note, and at such time the first notation appearing on a schedule on the reverse side of, or attached to, such Note shall set forth the aggregate unpaid principal amount of all Loans, if any, then outstanding thereon.


      Section 1.12. Funding Indemnity. If any Bank (including for such purposes, the Agent in the case of a Swing Loan which is a Fixed Rate
     Loan) shall incur any loss, cost or expense (including, without limitation, any loss of profit, and any loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Bank to fund or maintain any Fixed Rate Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Bank) as a result of:

               (a) any payment, prepayment or conversion of a Fixed Rate Loan on a date other than the last day of its Interest Period (unless and to the extent resulting solely from the operation of Section 10.1 hereof),

               (b) any failure (because of a failure to meet the conditions of Section 7 or otherwise) by the Borrower to borrow a Fixed Rate Loan on the date specified in a notice given pursuant to Section 1.6(a) or 1.14(c), as the case may be,


               (c) any failure (because of a failure to meet the conditions of Section 7 or otherwise) by the Borrower to continue a Eurodollar Loan, or to convert a Base Rate Loan into a Eurodollar Loan, on the date specified in a notice given pursuant to Section 1.6(a),

               (d)  any failure  by  the Borrower  to make  any payment  of
          principal  on  any   Fixed  Rate  Loan   when  due  (whether   by
          acceleration or otherwise), or

               (e) any acceleration of the maturity of a Fixed Rate Loan as a result of the occurrence of any Event of Default hereunder,


     then, upon the demand of such Bank, the Borrower shall pay to such Bank such amount as will reimburse such Bank for such loss, cost or expense. If any Bank makes such a claim for compensation, it shall provide to the Borrower, with a copy to the Agent, a certificate setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) and the amounts shown on such certificate shall be deemed prima facie correct.

      Section 1.13. Commitment Terminations. (a) Optional Revolving Credit Terminations. The Borrower shall have the right at any time and from time to time, upon 5 Business Days prior written notice to the Agent, to terminate the Revolving Credit Commitments without premium or penalty and in whole or in part, any partial termination to be (i) in an amount which is not less than $5,000,000 and which is an integral multiple of $1,000,000 and (ii) allocated ratably among the Banks in proportion to their respective Revolver Percentages, provided that (x) the Revolving Credit Commitments may not be reduced to an amount less than the sum of the aggregate principal amount of Loans (whether Revolving Loans or Swing Loans) and of L/C Obligations then outstanding and (y) any reduction of the Revolving Credit Commitments to an amount less than the Swing Line Commitment or L/C Commitment shall automatically reduce the Swing Line Commitment or L/C Commitment, as the case may be, to such amount as well. The Agent shall give prompt notice to each Bank of any such termination of the Revolving Credit Commitments.

          (b) Mandatory Termination Upon a Change of Control. After the occurrence of a Change of Control, the Required Banks may, by written notice to the Borrower at any time on or before the date occurring 90 days after the date the Borrower notifies the Banks of such Change of Control, terminate the remaining Commitments and all other obligations of the Banks hereunder on the date stated in such notice (which shall in no event be sooner than (i) three (3) days after such notice is given or
     (ii) the day on which the Borrower repays any other Indebtedness for Borrowed Money). On the date the Commitments are so terminated, all outstanding Obligations (including, without limitation, all principal of and accrued interest on the Notes) shall forthwith be due and payable without further demand, presentment, protest, or notice of any kind and the Borrower shall immediately pay to the Banks the full amount then available for drawing under each Letter of Credit, such amount to be held in the Account referred to in Section 9.4 hereof (the Borrower agreeing to immediately make such payment on the date the Commitments are so terminated and acknowledging and agreeing that the Banks would not have an adequate remedy at law for the failure by the Borrower to honor any such demand and that the Banks, and the Agent on their behalf, shall have the right to require the Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any of the Letters of Credit).


          (c)  Any   termination   of  the   Commitments   pursuant   to   this
     Section 1.13 may not be reinstated unless consented to in writing by all the Banks in their discretion.

      Section 1.14.  Swing Loans.

          (a) Generally. Subject to all of the terms and conditions hereof, the Agent agrees to make loans in U.S. Dollars to the Borrower under the Swing Line ("Swing Loans") which shall not in the aggregate at any time outstanding exceed the lesser of (i) $5,000,000 (as the same may be reduced pursuant hereto, the "Swing Line Commitment") or (ii) the difference between the Revolving Credit Commitments in effect at such time and the aggregate amount of all Revolving Loans and L/C Obligations outstanding at the time of computation. The Swing Line Commitment shall be available to the Borrower and may be availed of by the Borrower from time to time and borrowings thereunder may be repaid and used again during the period ending on the Revolving Credit Termination Date; provided that each Swing Loan must be repaid on the last day of the Interest Period applicable thereto. The Agent shall not make any Swing Loan during the continuation of any Event of Default if the Required Banks direct it not to do so. Without regard to the face principal amount of the Swing Line Note, the actual principal amount at any time outstanding and owing by the Borrower on account of the Swing Line Note during the period ending on the Revolving Credit Termination Date shall be the sum of all Swing Loans then or theretofore made thereon less all payments actually received thereon during such period. The Agent shall record on its books and records or on a schedule to the Swing Line Note the amount of each Swing Loan made by it, all payments of principal and interest and the principal balance from time to time outstanding thereon, and, for any Swing Loan bearing interest at Agents' Quoted Rate, the Interest Period and the interest rate applicable thereto. The record thereof, whether shown on such books and records of the Agent or on a schedule to the Swing Line Note, shall be prima facie evidence as to all such matters; provided, however, that the Agent's failure to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Swing Loans made to it hereunder together with accrued interest thereon.

          (b) Interest on Swing Loans. Each Swing Loan shall bear interest until maturity (whether by acceleration or otherwise) at a rate per annum equal to (i) the sum of the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans as from time to time in effect or (ii) the Agent's Quoted Rate. Interest on each Swing Loan shall be due and payable prior to such maturity on the last day of each Interest Period applicable thereto. Notwithstanding anything to the contrary contained in this Section 1.14(b) hereof, while any Event of Default exists or after acceleration, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Swing Loans (computed on the basis of a year of 360 days and actual days elapsed) at a rate per annum equal to
     (a) for any Swing Loan bearing interest with reference to the Base Rate, the sum of 2% plus the Applicable Margin plus the Base Rate from time to time in effect; and (b) for any Swing Loan bearing interest with reference to the Agent's Quoted Rate, the sum of 2% plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter, at a rate per annum equal to the sum of 2% plus the Applicable Margin for Base Rate Loans plus the Base Rate from time to time in effect; provided, however, that in the absence of acceleration, any adjustments pursuant to this
     Section 1.14(b) shall be made at the election of the Required Banks with written notice to the Borrower. While any Event of Default exists or (unless and until rescinded by the requisite Banks) after acceleration, interest shall be paid on demand of the Agent at the request or with the consent of the Required Banks.

          (c)  Requests for  Swing Loans.   The Borrower shall  give the  Agent
     prior notice (which may be written or oral) no later than 12:00 Noon (Chicago time) on the date upon which the Borrower requests that any Swing Loan be made, of the amount and date of such Swing Loan and the Interest Period selected therefor. Within thirty (30) minutes after receiving such notice, Agent shall in its discretion quote an interest rate to the Borrower at which the Agent would be willing to make such
     Swing Loan available to the Borrower for a given Interest Period (the rate so quoted for a given Interest Period being herein referred to as "Agent's Quoted Rate"). The Borrower acknowledges and agrees that the interest rate quote is given for immediate and irrevocable acceptance, and if the Borrower does not so immediately accept Agent's Quoted Rate for the full amount requested by the Borrower for such Swing Loan, the Agent's Quoted Rate shall be deemed immediately withdrawn and such Swing Loan shall bear interest at a rate per annum equal to the sum of the Base Rate as in effect from time to plus the Applicable Margin for Base Rate Loans as from time to time in effect. Subject to all of the terms and conditions hereof, the proceeds of such Swing Loan shall be made available to the Borrower on the date so requested at the offices of the Agent in Chicago, Illinois. Anything contained in the foregoing to the contrary notwithstanding (i) the obligation of Agent to make Swing Loans shall be subject to all of the terms and conditions of this Agreement and
     (ii) the Agent shall not be obligated to make more than one Swing Loan during any one day.

          (d) Refunding Loans. In its sole and absolute discretion, the Agent may at any time, on behalf of the Borrower (which hereby irrevocably authorizes the Agent to act on its behalf for such purpose) and with notice to the Borrower, request each Bank to make a Revolving Loan in the form of a Base Rate Loan in an amount equal to such Bank's Revolver Percentage of the amount of the Swing Loans outstanding on the date such notice is given. Unless any of the conditions of Section 7.2 are not fulfilled on such date, each Bank shall make the proceeds of its requested Revolving Loan available to Agent, in immediately available funds, at Agent's principal office in Chicago, Illinois, before 12:00 Noon (Chicago time) on the Business Day following the day such notice is given. The proceeds of such Revolving Loans shall be immediately applied to repay the outstanding Swing Loans.

          (e) Participations. If any Bank refuses or otherwise fails to make a Revolving Loan when requested by the Agent pursuant to Section 1.14(d) above (because the conditions in Section 7.2 are not satisfied or otherwise), such Bank will, by the time and in the manner such Revolving Loan was to have been funded to the Agent, purchase from the Agent an undivided participating interest in the outstanding Swing Loans in an amount equal to its Revolver Percentage of the aggregate principal amount of Swing Loans that were to have been repaid with such Revolving Loans, provided no purchase of a participation in a Swing Loan bearing interest at Agent's Quoted Rate need be made until after expiration of the Interest Period applicable thereto. Each Bank that so purchases a participation in a Swing Loan shall thereafter be entitled to receive its Revolver Percentage of each payment of principal received on the Swing Loan and of interest received thereon accruing from the date such Bank funded to Agent its participation in such Loan. The several obligations of the Banks under this Section 1.14(e) shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Bank may have or have had against the Borrower, any other Bank or any other Person whatever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of the Commitments of any Bank, and each payment made by an Bank under this Section 1.14(e) shall be made without any offset, abatement, withholding or reduction whatsoever.


     SECTION 2.     FEES.

       Section 2.1. Fees. (a) Revolving Credit Commitment Fee. The Borrower shall pay to the Agent for the ratable account of the Banks in accordance with their Revolver Percentages a commitment fee at the rate per annum equal to the Applicable Margin (computed on the basis of a year of 360 days and the actual number of days elapsed) on the average daily Unused Revolving Credit Commitments. Such commitment fee shall be payable quarterly in arrears on the last day of each March, June, September and December in each year (commencing June 30, 1998) and on the Revolving Credit Termination Date, unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the commitment fee for the period to the date of such termination in whole shall be paid on the date of such termination.

          (b) Letter of Credit Fees. Quarterly in advance, on the first day of each calendar quarter, the Borrower shall pay to the Issuing Bank for its own account a facing fee equal to .125% per annum (computed on the basis of a year of 360 days and the actual number of days elapsed)
     applied to the daily average face amount of standby Letters of Credit which are scheduled to be outstanding during the immediately succeeding quarter. Quarterly in arrears, on the last day of each calendar quarter (commencing June 30, 1998), the Borrower shall pay to the Agent, for the ratable benefit of the Banks in accordance with their Revolver Percentages, a letter of credit fee on the daily average face amount of standby Letters of Credit outstanding during such immediately preceding quarter at a rate per annum equal to the Applicable Margin (computed on the basis of a year of 360 days and the actual number of days elapsed) then in effect. In addition, the Borrower shall pay to the Issuing Bank for its own account the Issuing Bank's standard drawing, negotiation, amendment, and other administrative fees for each Letter of Credit (whether a commercial Letter of Credit or a standby Letter of Credit). Such standard fees referred to in the preceding sentence may be established by the Agent from time to time.

          (c) Agent Fees. The Borrower shall pay to the Agent, for its own use and benefit, the fees set forth in that certain mandate letter dated March 19, 1998 by and between the Borrower and the Agent, or as otherwise agreed to by the Agent and the Borrower.

          (d) Audit Fees. The Borrower shall pay to the Agent for its own use and benefit charges for audits of the Collateral performed by the Agent or its agents or representatives in such amounts as the Agent may from time to time request (the Agent acknowledging and agreeing that such charges shall be computed in the same manner as it at the time customarily uses for the assessment of charges for similar collateral audits); provided, however, that in the absence of any Default and Event of Default, the Borrower shall not be required to pay the Agent for more than one such audit during any calendar year.


     SECTION 3.     PLACE AND APPLICATION OF PAYMENTS.

          All payments of principal of and interest on the Loans and the Reimbursement Obligations, and of all other Obligations payable by the Borrower under this Agreement and the other Loan Documents, shall be made by the Borrower to the Agent by no later than 12:00 Noon (Chicago time) on the due date thereof at the office of the Agent in Chicago, Illinois (or such other location in the State of Illinois as the Agent may designate to the Borrower) for the benefit of the Bank or Banks entitled thereto. Any payments received after such time shall be deemed to have been received by the Agent on the next Business Day. All such payments shall be made in U.S. Dollars, in immediately available funds at the place of payment, in each case without set-off or counterclaim. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest on Loans and on Reimbursement Obligations in which the Banks have purchased Participating Interests ratably to the Banks and like funds relating to the payment of any other amount payable to any Bank to such Bank, in each case to be applied in accordance with the terms of this Agreement.

          Anything contained herein to the contrary notwithstanding, all payments and collections received in respect of the Obligations and all proceeds of the Collateral received, in each instance, by the Agent or any of the Banks after the occurrence and during the continuation of an Event of Default shall be remitted to the Agent and distributed as follows:


               (a) first, to the payment of any outstanding costs and expenses reasonably incurred by the Agent, and any security trustee therefor, in monitoring, verifying, protecting, preserving or enforcing the Liens on the Collateral or by the Agent, and any security trustee therefor, in protecting, preserving or enforcing rights under the Loan Documents, and in any event all costs and expenses of a character which the Borrower has agreed to pay the Agent under Section 12.15 hereof (such funds to be retained by the Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Banks, in which event such amounts shall be remitted ratably to the Banks to reimburse them for payments theretofore made to the Agent);

               (b) second, to the payment of any outstanding interest or other fees or amounts due under the Notes and the other Loan Documents, in each case other than for principal on the Loans or in reimbursement or collateralization of L/C Obligations, pro rata as among the Agent and the Banks in accordance with the amount of such interest and other fees or amounts owing each;

               (c) third, to the payment of the principal of the Notes and any unpaid Reimbursement Obligations and to the Agent to be held as collateral security for any other L/C Obligations (until the Agent is holding an amount of cash equal to the then outstanding amount of all such L/C Obligations), the aggregate amount paid to or held as collateral security for the Banks to be allocated pro rata as among the Banks in accordance with the aggregate unpaid principal balances of their Loans and interests in the Letters of Credit;


               (d) fourth, to the Agent and the Banks ratably in accordance with the amounts of any other indebtedness, obligations or liabilities of the Borrower and its Subsidiaries owing to each of them and secured by the Collateral Documents (other than for Hedging Liability described in subsection (e) below), unless and until all such indebtedness, obligations and liabilities have been fully paid and satisfied;

               (e) fifth, to the payment of the Hedging Liability (if any) pro rata as among the Banks and their Affiliates to whom such Hedging Liability is owed in accordance with the then respective unpaid amounts of such liability; and

               (f) sixth, to the Borrower or whoever else may be lawfully entitled thereto.


     SECTION 4.COLLATERAL AND GUARANTIES.

       Section 4.1.  Collateral.     The   Obligations  shall   be  secured  by
     (a) valid, perfected, and enforceable Liens on all right, title, and interest of the Borrower and each Subsidiary in all capital stock or other equity interests held by such Person in each of its Subsidiaries (including Marquise), whether now owned or hereafter formed or acquired, and all proceeds thereof, and (b) valid, perfected (subject to the proviso appearing at the end of this sentence) and enforceable Liens on all right, title, and interest of the Borrower and each Material
     Subsidiary in all accounts and account receivables, notes and note receivables, contract rights, instruments, documents, chattel paper, general intangibles (including, without limitation, patents, trademarks, tradenames, copyrights, and other intellectual property rights, but in any event excluding applications for trademarks based on "intent to use"), investment property, deposit accounts, inventory, machinery and equipment (but in any event excluding real estate), whether now owned or hereafter acquired or arising, and all proceeds thereof; provided, however, that: (i) neither Marquise nor any subsidiary of Marquise need grant or perfect any Lien on any of its Property (it being understood that capital stock held by the Borrower or any Subsidiary in Marquise does not constitute Property of Marquise) if and so long as the terms of a Permitted Marquise Financing would prohibit such a Lien and more than $500,000 is outstanding, or committed to be extended, on such Permitted Marquise Financing, (ii) the Lien of the Agent on Property subject to a Capital Lease or conditional sale agreement or subject to a purchase money lien in each instance permitted hereby shall be subject to the rights of the lessor or lender thereunder, and the Lien of the Agent on any such Property need not be perfected if and so long as the grant of a security interest therein is prohibited by the terms of the relevant Capital Lease, conditional sale agreement or purchase money financing agreement, as the case may be, (iii) the Lien of the Agent on intellectual property licensed to the Borrower or any Subsidiary shall be subject to the rights of the licensor under such license, (iv) until an Event of Default has occurred and is continuing and thereafter until otherwise required by the Agent or the Required Banks, Liens on deposit accounts maintained by the Borrower or any Material Subsidiary in proximity to its operations for the purpose of paying amounts owing (as opposed to receiving collections of the Collateral), Liens on note receivables, Liens on office equipment and Liens on vehicles which are subject to a certificate of title law need not be perfected provided that the total value of such Property at any one time not so perfected does not exceed $500,000 in the aggregate and (v) until an Event of Default has occurred and is continuing and thereafter until otherwise required by the Agent or the Required Banks, Liens on inventory of the Borrower or any Subsidiary located at a job site and to be installed or otherwise used in the ordinary course of business at that job need not be perfected. The Borrower acknowledges and agrees that the Liens on the Collateral shall be granted to the Agent for the benefit of itself and the Banks and the Issuing Bank and shall be valid and perfected first priority Liens subject, however, to the proviso appearing at the end of the immediately preceding sentence, in each case pursuant to one or more Collateral Documents from such Persons, each in form and substance reasonably satisfactory to the Agent.

       Section 4.2. Guaranties. The payment and performance of the Obligations shall at all times be guaranteed by each existing or hereafter acquired Material Subsidiary of the Borrower pursuant to one or more guaranty agreements in form and substance reasonably acceptable to the Agent, as the same may be amended, modified or supplemented from time to time (individually a "Guaranty" and collectively the "Guaranties").

       Section 4.3. Further Assurances. The Borrower agrees that it shall, and shall cause each Material Subsidiary to, from time to time at the request of the Agent or the Required Banks, execute and deliver such documents and do such acts and things as the Agent or the Required Banks may reasonably request in order to provide for or perfect or protect such Liens on the Collateral. In the event the Borrower or any Subsidiary forms or acquires any other Material Subsidiary after the date hereof, the Borrower shall within 10 Business Days of such formation or acquisition cause such newly formed or acquired Material Subsidiary to execute a Guaranty and such Collateral Documents as the Agent may then require, and the Borrower shall also deliver to the Agent, or cause such Material Subsidiary to deliver to the Agent, at the Borrower's cost and expense, such other instruments, documents, certificates, and opinions reasonably required by the Agent in connection therewith.


     SECTION 5.DEFINITIONS; INTERPRETATION.

       Section 5.1. Definitions. The following terms when used herein shall have the following meanings:

          "Account" is defined in Section 9.4 hereof.


          "Acquired Business" means the entity or assets acquired by the Borrower or a Subsidiary in an Acquisition, whether before or after the date hereof.

          "Acquisition " means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in
     (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Borrower or the Subsidiary is the surviving entity.

          "Acquisition Corp." means the Borrower's Wholly-owned Subsidiary, Diamond Acquisition Corp., a Delaware corporation.

          "Adjusted EBITDA" means, with reference to any period, EBITDA for such period calculated on a pro forma basis, in accordance with the balance sheets, income statements and other related financial statements furnished to the Agent and the Banks pursuant to Section 8.9(j) hereof, as if each Acquisition permitted by Section 8.9(j) hereof occurring during such period had taken place on the first day of such period.


          "Adjusted LIBOR" is defined in Section 1.4(b) hereof.

          "Affiliate" means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to control another Person for the purposes  of  this  definition  if  such  Person  possesses,  directly  or indirectly, the power to direct, or cause the direction of, the management and policies of the other Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise; provided that, in any event for purposes of this definition, any Person that owns, directly or indirectly, 5% or more of the securities having the ordinary voting power for the election of directors or governing body of a corporation or 5% or more of the partnership or other ownership interest of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

          "Agent" means Harris Trust and Savings Bank, and any successor pursuant to Section 11.7 hereof.


          "Agent's Quoted Rate" is defined in Section 1.14(c) hereof.


          "Applicable  Margin"  means, with  respect  to  Loans,  Reimbursement
     Obligations, and the Revolving Credit Commitment fees and letter of credit fees payable under Section 2.1 hereof, from the date of this Agreement through the first Pricing Date the rate per annum specified below:


           Applicable Margin for Base Rate Revolving Loans
           and Reimbursement Obligations:                        0.50%
           Applicable Margin for Base Rate Term Loans:
                                                                 0.75%
           Applicable Margin for Eurodollar Revolving Loans:
                                                                 2.00%
           Applicable Margin for Eurodollar Term Loans           2.50%
           Applicable Margin for Revolving Credit Commitment    0.375%
           fee:
           Applicable Margin for letter of credit fee:           2.00%
     ; provided that the Applicable Margin shall be subject to quarterly adjustments on the first Pricing Date, and thereafter from one Pricing Date to the next, so that the Applicable Margin means a rate per annum determined in accordance with the following schedule:

                            APPLICABLE        APPLICABLE        APPLICABLE
          CASH FLOW      MARGIN FOR BASE      MARGIN FOR       MARGIN FOR
        LEVERAGE RATIO    RATE LOANS AND   EURODOLLAR LOANS  REVOLVING CREDIT
       FOR SUCH PRICING   REIMBURSEMENT     AND, LETTER OF    COMMITMENT FEE
             DATE          OBLIGATIONS     CREDIT FEE SHALL     SHALL BE:
                            SHALL BE:            BE:
      Greater  than  or       0.75%             2.50%             0.50%
      equal  to  3.5 to
      1.0
      Less than  3.5 to       0.50%             2.00%             0.375%
      1.0, but  greater
      than or  equal to
      2.5 to 1.0
      Less than 2.5  to        0.00%            1.50%             0.25%
      1.0, but  greater
      than or  equal to
      1.5 to 1.0
      Less than  1.5 to        0.00%            1.00%             0.25%
      1.0
     For purposes hereof, the term "Pricing Date" means, for any fiscal quarter of the Borrower ending on or after December 31, 1998, the date on which the Agent is in receipt of the Borrower's most recent financial statements for the fiscal quarter then ended, pursuant to Section 8.5(a) or (b) hereof. The Applicable Margin shall be established based on the Cash Flow Leverage Ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Borrower has not delivered its financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 8.5(a) or (b) hereof, until such financial statements and audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., the Cash Flow Leverage Ratio shall be deemed to be greater than 3.5 to 1.0). If the Borrower subsequently delivers such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the Borrower's fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by the Agent in accordance with the foregoing shall be conclusive and binding on the Borrower and the Banks if reasonably determined.

          "Application" is defined in Section 1.2(b) hereof.


          "Authorized Representative" means those persons shown on the list of officers provided by the Borrower pursuant to Section 7.1(h) hereof or on any update of any such list provided by the Borrower to the Agent, or any further or different officer of the Borrower so named by any Authorized Representative of the Borrower in a written notice to the Agent.

          "Bank" is defined in the introductory paragraph of this Agreement and includes each assignee bank pursuant to Section 12.12 hereof.

          "Base Rate" is defined in Section 1.4(a) hereof.


          "Base Rate Loan" means a Loan bearing interest at a rate specified in Section 1.4(a) hereof.

          "Borrower"   is  defined  in  the   introductory  paragraph  of  this
     Agreement.

          "Borrowing" means the total of Loans of a single type advanced, continued for an additional Interest Period, or converted from a different type into such type by the Banks under a Credit on a single date and, in the case of Eurodollar Loans, for a single Interest Period. Borrowings of Loans are made and maintained ratably from each of the Banks under a Credit according to their Percentages of such Credit. A Borrowing is "advanced" on the day Banks advance funds comprising such Borrowing to the Borrower, is "continued" on the date a new Interest Period for the same type of Loans commences for such Borrowing, and is "converted" when such Borrowing is changed from one type of Loans to the other, all as requested by the Borrower pursuant to Section 1.6(a).
     Borrowings of Swing Loans are made from the Agent in accordance with the procedures of Section 1.14 hereof.

          "Business Day" means any day (other than a Saturday or Sunday) on which banks are not authorized or required to close in Chicago, Illinois and, if the applicable Business Day relates to the advance or continuation of, or conversion into, or payment of a Eurodollar Loan, on which banks are dealing in U.S. Dollar deposits in the interbank eurodollar market in London, England.


          "Capital Expenditures" means, with respect to any Person for any period, the aggregate amount of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period which, in accordance with GAAP, are or should be included as "additions to property, plant or equipment" or similar items reflected in the statement of cash flows of such Person.

          "Capital Lease" means any lease of Property which in accordance with GAAP is required to be capitalized on the balance sheet of the lessee.

          "Capitalized Lease Obligation" means, for any Person, the amount of the liability shown on the balance sheet of such Person in respect of a Capital Lease determined in accordance with GAAP.


          "Cash Flow Leverage Ratio" means, as of the last day of any fiscal quarter of the Borrower, the ratio of (a) Total Funded Debt as of the last day of such fiscal quarter, to (b) Adjusted EBITDA for the four fiscal quarters then ended.

          "Change of Control" means any of (a) the acquisition after the date hereof by any "person" or "group" (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) at any time of beneficial ownership of 30% or more of the outstanding capital stock of the Borrower on a fully-diluted basis (excluding, for such purposes, such an acquisition by any such "person" or "group" which on and at all times after the date hereof held beneficial ownership of 30% or more of the outstanding capital stock of the Borrower on a fully-diluted basis), (b) the failure of individuals who are members of the board of directors of the Borrower on the date of this Agreement (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on the date of this Agreement or previously so approved) to constitute a majority of the board of directors of the Borrower, or (c) any "Change of Control" (or words of like import), as defined in any agreement or indenture relating to any issue of Subordinated Debt, shall occur, the effect of which is to cause the acceleration of any issue of Subordinated Debt or to enable any holder of Subordinated Debt to cause the Borrower or any Subsidiary to repurchase, redeem or retire if any Subordinated Debt held by it.

          "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto.

          "Collateral" means all properties, rights, interests and privileges from time to time subject to the Liens granted to the Agent, or any security trustee therefor, by the Collateral Documents.

          "Collateral  Documents"  means  the  Security Agreement,  the  Pledge
     Agreement, and all other security agreements, pledge agreements, assignments, financing statements and other documents as shall from time to time secure or relate to the Obligations or any part thereof.


          "Commitments"  means   the  Revolving  Credit  Commitments,  the  L/C
     Commitment, the Swing Line Commitment, and the Term Loan Commitments.

          "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Code.

          "Credit" means any of the Revolving Credit or the Term Credit.


          "Credit Event" means the advancing of any Loan, the continuation of or conversion into a Eurodollar Loan, or the issuance of, or extension of the expiration date or increase in the amount of, any Letter of Credit.

          "Default" means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

          "Disposition" means the sale, lease, conveyance, or other disposition of Property, other than sales or other dispositions expressly permitted under Section 8.10(a), 8.10(b), 8.10(d) or 8.10(h) hereof. The parties hereto acknowledge and agree that any release to the Borrower or any Subsidiary of any escrowed portion of the purchase price for the Reeves Acquisition, or any setoff in reduction of the Seller Debt, in each case for environmental claims brought by the Borrower, shall not constitute a Disposition.


          "EBIT" means, with reference to any period, Net Income for such period plus all amounts deducted in arriving at such Net Income amount in respect of (i) Interest Expense for such period, plus (ii) federal, state and local income taxes for such period.

          "EBITDA" means, with reference to any period, Net Income for such period plus the sum (without duplication) of all amounts deducted in arriving at such Net Income amount in respect of (w) Interest Expense for such period, (x) federal, state and local income taxes for such period, and (y) depreciation of fixed assets and amortization of intangible assets (including, without limitation, goodwill, deferred expenses and organization costs) for such period.

          "Eligible Line of Business" means the principal line of business in which the Borrower is engaged as of the date hereof and each line of business related thereto.


          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto.

          "Eurodollar  Loan"   means  a  Loan  bearing  interest  at  the  rate
     specified in Section 1.4(b) hereof.

          "Eurodollar Reserve Percentage" is defined in Section 1.4(b) hereof.

          "Event of Default" means any event or condition identified as such in Section 9.1 hereof.

          "Event of Loss" means, with respect to any Property, any of the following: (a) any loss, destruction or damage of such Property or
     (b) any condemnation, seizure, or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or the requisition of the use of such Property. The parties hereto acknowledge and agree that any release to the Borrower or any Subsidiary of any escrowed portion of the purchase price for the Reeves Acquisition, or any setoff in reduction of the Seller Debt, in each case for environmental claims brought by the Borrower, shall not constitute an Event of Loss.


          "Excess Cash Flow" means, with respect to any period, the amount (if any) by which (a) EBITDA during such period exceeds (b) the sum of
     (i) Interest Expense during such period plus (ii) federal, state and local taxes payable in cash during such period plus (iii) the aggregate amount of payments required to be made in cash by the Borrower and its Subsidiaries during such period in respect of all principal on the Seller Debt and all other Indebtedness for Borrowed Money (whether at maturity, as a result of mandatory sinking fund redemption, mandatory prepayment, acceleration or otherwise) plus (iv) the aggregate amount of Capital
     Expenditures incurred by the Borrower and its Subsidiaries during such period.

          "Excess Cash Flow Net Proceeds" is defined in Section 1.9(b)(i) hereof.

          "Existing Credit Agreement" means, collectively, (i) that certain Loan and Security Agreement dated as of February 6, 1996 as amended by the First, Second and Third Amendments thereto, among American National Bank and Trust Company of Chicago and the Borrower, (ii) that certain Credit Agreement dated February 21, 1995 between Reeves and NationsBank of Florida, N.A. and (iii) that certain Second Amended and Restated Revolving Credit and Term Loan, dated February 21, 1995 as amended by the First Amendment thereto between Reeves and NationsBank of Florida, N.A.


          "Existing Marquise Financing" means the loans available to Marquise on a revolving basis in an aggregate principal amount of not to exceed $10,000,000 at any one time outstanding under that certain Credit Agreement dated December 5, 1997 by and between the Agent, Marquise and each lender party thereto as the same may from time to time be modified or amended.

          "Federal Funds Rate" means the fluctuating interest rate per annum described in part (x) of clause (ii) of the definition of Base Rate appearing in Section 1.4(a) hereof.

          "Fixed Charges" shall mean, with respect to any period, the sum (without duplication) of (i) the aggregate amount of payments required to be made in cash during such period in respect of the principal of the Seller Debt (whether at maturity as a result of mandatory sinking fund redemption, mandatory prepayment, acceleration or otherwise) plus
     (ii) all payments of principal due under the terms of any Total Funded Debt (other than the Seller Debt) within twelve calendar months after the close of such period plus (iii) Interest Expense during such period, all of the foregoing as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP plus (iv) the aggregate amount expended by the Borrower during such period for its repurchase as treasury stock of its common capital stock.

          "Fixed Rate Loan" means any Eurodollar Loan and (to the extent bearing interest with reference to the Agent's Quoted Rate) any Swing Loan.

          "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting
     Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable statute and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

          "Guaranty" is defined in Section 4.2 hereof.


          "Hedging Liability" means the liability of the Borrower to any of the Banks in respect of any interest rate swaps, interest rate caps, interest rate collars, or other interest rate hedging arrangements as the Borrower may from time to time enter into with any one or more of the Banks party to this Agreement or their Affiliates. Unless and until the amount of the Hedging Liability is fixed and determined, the Hedging Liability shall be deemed to be the market value of the notional amount of the hedge from the date of computation to the date the hedge expires.

          "Hostile Acquisition" means the acquisition of the capital stock or other equity interests of a Person through a tender offer or similar solicitation of the owners of such capital stock or other equity interests which has not been approved (prior to such acquisition) by resolutions of the Board of Directors of such Person or by similar action if such Person is not a corporation, or as to which such approval has been withdrawn.

          "Indebtedness for Borrowed Money" means for any Person (without duplication) (i) all indebtedness created, assumed or incurred in any manner by such Person representing money borrowed (including by the issuance of debt securities), (ii) all indebtedness for the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business), (iii) all indebtedness secured by any Lien upon Property of such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness,
     (iv) all  Capitalized  Lease  Obligations  of  such  Person  and   (v) all
     obligations of such Person on or with respect to letters of credit, bankers' acceptances and other extensions of credit whether or not representing obligations for borrowed money.


          "Interest Expense" means, with reference to any period, the sum of all interest charges (including imputed interest charges with respect to Capitalized Lease Obligations and all amortization of debt discount and expense) of the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

          "Interest Period" is defined in Section 1.7 hereof.

          "Issuing Bank" means Harris Trust and Savings Bank.


          "L/C Commitment" means $1,500,000, as reduced pursuant to the terms hereof.

          "L/C Obligations" means the aggregate undrawn face amounts of all outstanding Letters of Credit and all unpaid Reimbursement Obligations.

          "Lending Office" is defined in Section 10.4 hereof.

          "Letter of Credit" is defined in Section 1.2(a) hereof.

          "LIBOR" is defined in Section 1.4(b) hereof.

          "Lien" means any mortgage, lien, security interest, pledge, charge or encumbrance of any kind in respect of any Property, including the interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement.


          "Loan" means and includes Revolving Loans, Term Loans, and Swing Loans, and each of them singly, and the term "type" of Loan refers to its status as a Revolving Loan, Term Loan or Swing Loan, or, if a Revolving Loan or Term Loan, to its status as a Base Rate Loan or Eurocurrency Loan.

          "Loan Documents" means this Agreement, the Notes, the Applications, the Collateral Documents, the Guaranties, and each other instrument or document to be delivered hereunder or thereunder or otherwise in connection therewith.

          "Marquise" means Marquise Financial Services, Inc., a Delaware corporation.


          "Marquise Support Letter" means that certain Capital Maintenance Agreement dated December 5, 1997 by and between the Borrower and Harris Trust and Savings Bank as currently in force and effect without giving effect to any subsequent modification or amendment thereof.

          "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or business prospects of the Borrower, or the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Borrower or any Subsidiary to perform its obligations under any Loan Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower or any Subsidiary of any Loan Document.

          "Material Subsidiary" shall mean each Subsidiary (i) which has (together with its subsidiaries) consolidated total assets with an aggregate book value as determined in accordance with GAAP of more than $1,000,000 as of the close of any quarterly accounting period of the Borrower ending on or after December 31, 1997, or (ii) which has (together with its subsidiaries) annual consolidated total gross revenues as determined in accordance with GAAP of more than $2,500,000 as of the close of annual accounting period of the Borrower ending on or after December 31, 1997, or (iii) which is obligated, or which has a subsidiary which is obligated, as of any time after the date hereof on any Debt aggregating in excess of $250,000; provided, however, that each Subsidiary which would (but for the application of this proviso to such Subsidiary) constitute a Non-Material Subsidiary with the greatest total assets shall constitute a Material Subsidiary if (i) the consolidated total gross revenues of such Subsidiary (together with its subsidiaries), when taken together with the consolidated total gross revenues of all other Non-Material Subsidiaries (together with their respective subsidiaries), in each case for the most recently completed annual accounting period of the Borrower for which audited financial statements are available, equal or exceed $5,000,000 or (ii) the consolidated total assets of such Subsidiary (together with its subsidiaries), when taken together with the consolidated total assets of all other Non-Material Subsidiaries (together with their respective subsidiaries), in each case as of the close of any quarterly accounting period of the Borrower, equal or exceed $2,000,000. Once a Subsidiary is a Material Subsidiary, it shall remain a Material Subsidiary unless and until the Required Banks agree otherwise.

          "Moody's" means Moody's Investors Service, Inc.

          "Net Cash Proceeds" means, as applicable, (a) with respect to any Disposition by a Person, cash and cash equivalent proceeds received by or for such Person's account, net of (i) reasonable direct costs relating to such Disposition, (ii) sale, use, or other transactional taxes paid or payable by such Person as a direct result of such Disposition, and
     (iii) amounts required to be applied to repay principal of, premium, if any, and interest on any Indebtedness for Borrowed Money secured by a Lien on the Property (or portion thereof) sold or otherwise disposed of (other than the Obligations hereunder) which is required to be and is repaid in connection with such Disposition; (b) with respect to any Event of Loss of a Person, cash and cash equivalent proceeds received by or for such Person's account (whether as a result of payments made under any applicable insurance policy therefor or in connection with condemnation proceedings or otherwise), net of (i) reasonable direct costs incurred in connection with the collection of such proceeds, awards or other payments, (ii) sale or other transactional taxes paid or payable by such Person as a direct result of such Event of Loss, and (iii) amounts required to be applied to repay principal of, premium, if any, and interest on any Indebtedness for Borrowed Money secured by a Lien on the Property (or portion thereof) so damaged or taken (other than the Obligations hereunder) which is required to be and is repaid in connection with such Event of Loss; and (c) with respect to any offering of equity securities of a Person or the issuance of any Indebtedness for Borrowed Money by a Person, cash and cash equivalent proceeds received by or for such Person's account, net of reasonable legal, underwriting, and other fees and expenses incurred as a direct result thereof.


          "Net Income" means, with reference to any period, the net income (or net loss) of the Borrower and its Subsidiaries for such period computed on a consolidated basis in accordance with GAAP.

          "Net Worth" means, at any time the same is to be determined, total shareholders' equity (including capital stock, preferred stock, additional paid-in capital and retained earnings after deducting treasury stock) which would appear on the balance sheet of the Borrower and its Subsidiaries prepared on a consolidated basis in accordance with GAAP.

          "Non-Material Subsidiary" means each Subsidiary that is not a Material Subsidiary.


          "Notes" means and includes the Revolving Notes, Term Notes and Swing Line Note.

          "Obligations" means all fees payable hereunder, all obligations of the Borrower to pay principal and interest on Loans and Reimbursement Obligations, and all other payment obligations of the Borrower or any Subsidiary arising under or in relation to any Loan Document, in each case whether now existing or hereafter arising.

          "Participating Bank" is defined in Section 1.2(d) hereof.


          "Participating Interest" is defined in Section 1.2(d) hereof.

          "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions under ERISA.

          "Percentage" means for any Bank its Revolver Percentage or Term Loan Percentage, as applicable.

          "Permitted Marquise Financing" means the Existing Marquise Financing and any refinancing (but not any increase) of the Existing Marquise Financing on terms and conditions no more burdensome on the Borrower and its Subsidiaries on the whole than those governing the Existing Marquise Financing.

          "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof.

          "Plan" means any employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that either (i) is maintained by a member of the Controlled Group for employees of a member of the Controlled Group or (ii) is maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.


          "Pledge Agreement" means that certain Pledge Agreement dated of even date herewith among the Borrower, certain of its Subsidiaries, and the Agent, as the same may be amended, modified or restated from time to time.

          "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

          "Reimbursement Obligation" is defined in Section 1.2(c) hereof.


          "Required Banks" means, at any time, Banks whose outstanding Loans and interests in Letters of Credit and Unused Revolving Credit Commitments constitute more than 66-2/3% of the sum of the total outstanding Loans, interests in Letters of Credit and Unused Revolving Credit Commitments of the Banks.

          "Reeves"   means   Reeves   Southeastern   Corporation,   a   Florida
     corporation.

          "Reeves Acquisition" means the acquisition of Reeves Southeastern Corporation by Borrower pursuant to the Reeves Stock Purchase Agreement.


          "Reeves Stock Purchase Agreement" means that certain Agreement dated as of March 5, 1998, by and among Reeves, the Borrower, Acquisition Corp., Reeves Southeastern Employee Stock Ownership Trust, and the stockholders of Reeves Southeastern Corporation, all exhibits, schedules, and attachments thereto, and all instruments and documents to be executed and delivered in connection therewith.

          "Revolving Credit" means the credit facility for making Revolving Loans and issuing Letters of Credit described in Sections 1.1 and 1.2 hereof.

          "Revolver Percentage" means, for each Bank, the percentage of the Revolving Credit Commitments represented by such Bank's Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the percentage held by such Bank (including through participation interests in Reimbursement Obligations) of the aggregate principal amount of all Revolving Loans and L/C Obligations then outstanding.


          "Revolving Credit Commitment" is defined in Section 1.1 hereof.

          "Revolving Credit Termination Date" means April 20, 2003, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 1.13, 9.2 or 9.3 hereof.

          "Revolving Loan" is defined in Section 1.1 hereof and, as so defined, includes a Base Rate Loan or a Eurodollar Loan, each of which is a "type" of Revolving Loan hereunder.

          "Revolving Note" is defined in Section 1.11(a) hereof.


          "S&P" means Standard & Poor's Ratings Services Group, a division of The McGraw-Hill Companies, Inc.

          "Security Agreement" means that certain Security Agreement dated of even date herewith among the Borrower, certain of its Subsidiaries, and the Agent, as the same may be amended, modified or restated from time to time.

          "Seller Debt" means the $11,700,000 in aggregate amount of unsecured Indebtedness of Acquisition Corp. to the ESOP and Stockholders identified and defined in the Reeves Stock Purchase Agreement evidenced by those certain promissory notes of Acquisition Corp. payable to the order of ESOP and Stockholders in the aggregate amount of $11,700,000, representing the deferred portion of the consideration due from Acquisition Corp. for the Reeves Acquisition.


          "Subordinated Debt" means Indebtedness for Borrowed Money of the Borrower or any Subsidiary owing to any Person on terms and conditions, and in such amounts, acceptable to the Agent and the Required Banks in their sole discretion and which is subordinated in right of payment to the prior payment in full of the Obligations pursuant to written subordination provisions approved in writing by the Agent and the Required Banks.

          "subsidiary" means, as to any particular parent corporation or organization, any other corporation or organization more than 50% of the outstanding Voting Stock of which is at the time directly or indirectly owned by such parent corporation or organization or by any one or more other entities which are themselves subsidiaries of such parent corporation or organization. The term "Subsidiary" means a subsidiary of the Borrower or of any of its direct or indirect Subsidiaries.

          "Swing Line" means the credit facility for making a Swing Loan described in Section 1.14 hereof.


          "Swing Loans" is defined in Section 1.14 hereof.

          "Swing Line Note" is defined in Section 1.14 hereof.

          "Swing Line Commitment" is defined in Section 1.14(a) hereof.


          "Term Credit" means the  credit facility for Term  Loans described in
     Section 1.3 hereof.

          "Term Loan Commitment" is defined in Section 1.3 hereof.

          "Term Loan" is defined in Section 1.3 hereof and, as so defined, includes a Base Rate Loan or a Eurodollar Loan, each of which is a "type" of Term Loan hereunder.


          "Term Note" is defined in Section 1.11(b) hereof.

          "Term Loan Percentage" means, for each Bank, the percentage of the Term Loan Commitments represented by such Bank's Term Loan Commitment or, if the Term Loan Commitments have been terminated or have expired, the percentage held by such Bank of the aggregate principal amount of all Term Loans then outstanding.

          "Total Consideration" means the total amount (but without duplication) of (a) cash paid in connection with any Acquisition, plus
     (b) indebtedness  payable   to  the   seller  in   connection  with   such
     Acquisition, plus (c) the fair market value of any equity securities, including any warrants or options therefor, delivered in connection with any Acquisition, plus (d) the present value of covenants not to compete entered into in connection with such Acquisition or other future payments which are required to be made over a period of time and are not contingent upon the Borrower or its Subsidiary meeting financial performance objectives (discounted at the Base Rate), but only to the extent not included in clause (a), (b), or (c) above, plus (e) the amount of indebtedness assumed in connection with such Acquisition.

          "Total Funded Debt" means, at any time the same is to be determined, the aggregate of all Indebtedness for Borrowed Money of the Borrower and its Subsidiaries at such time, including all Indebtedness for Borrowed Money of any other Person which is directly or indirectly guaranteed by the Borrower or any of its Subsidiaries or which the Borrower or any of its Subsidiaries has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which the Borrower or any of its Subsidiaries has otherwise assured a creditor against loss.


          "Unfunded Vested Liabilities" means, for any Plan at any time, the amount (if any) by which the present value of all vested nonforfeitable accrued benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

          "U.S. Dollars" and "$" each means the lawful currency of the United States of America.

          "Unused Revolving Credit Commitments" means, at any time, the difference between the Revolving Credit Commitments then in effect and the aggregate outstanding principal amount of Revolving Loans and L/C Obligations.


          "Voting Stock" of any Person means capital stock or other equity interests of any class or classes (however designated) having ordinary power for the election of directors or other similar governing body of such Person, other than stock or other equity interests having such power only by reason of the happening of a contingency.

          "Welfare Plan" means a "welfare plan" as defined in Section 3(1) of ERISA.

          "Wholly-owned Subsidiary" means a Subsidiary of which all of the issued and outstanding shares of capital stock (other than directors' qualifying shares as required by law) or other equity interests are owned by the Borrower and/or one or more Wholly-owned Subsidiaries within the meaning of this definition.


       Section 5.2. Interpretation. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to time of day herein are references to Chicago, Illinois time unless otherwise specifically provided. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement.

       Section 5.3. Change in Accounting Principles. If, after the date of this Agreement, there shall occur any change in GAAP from those used in the preparation of the financial statements referred to in Section 6.5 hereof and such change shall result in a change in the method of calculation of any financial covenant, standard or term found in this Agreement, either the Borrower or the Required Banks may by notice to the Banks and the Borrower, respectively, require that the Banks and the Borrower negotiate in good faith to amend such covenants, standards, and term so as equitably to reflect such change in accounting principles, with the desired result being that the criteria for evaluating the financial condition of the Borrower and its Subsidiaries shall be the same as if such change had not been made. No delay by the Borrower or the Required Banks in requiring such negotiation shall limit their right to so require such a negotiation at any time after such a change in accounting principles. Until any such covenant, standard, or term is amended in accordance with this Section 5.3, financial covenants shall be computed and determined in accordance with GAAP in effect prior to such change in accounting principles. Without limiting the generality of the foregoing, the Borrower shall neither be deemed to be in compliance with any financial covenant hereunder nor out of compliance with any financial covenant hereunder if such state of compliance or noncompliance, as the case may be, would not exist but for the occurrence of a change in accounting principles after the date hereof.

     SECTION 6.REPRESENTATIONS AND WARRANTIES.


          The Borrower represents and warrants to the Agent and the Banks as follows:

       Section 6.1. Organization and Qualification. The Borrower is duly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation, has full and adequate corporate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except where the failure to do so would not have a Material Adverse Effect.

       Section 6.2. Subsidiaries. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, as the case may be, has full and adequate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except where the failure to do so would not have a Material Adverse Effect. Schedule 6.2 hereto (as the same may be deemed amended pursuant to Section 8.10(c) or 8.17 hereof) identifies each Subsidiary, the jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by the Borrower and the other Subsidiaries and, if such percentage is not 100% (excluding directors' qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding and whether such Subsidiary is a Material or Non-Material Subsidiary. All of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such shares and other equity interests indicated on
     Schedule 6.2   (as   the   same  may   be   deemed  amended   pursuant  to
     Section 8.10(c) or 8.17 hereof) as owned by the Borrower or a Subsidiary are owned, beneficially and of record, by the Borrower or such Subsidiary free and clear of all Liens other than the Liens granted in favor of the Agent pursuant to the Collateral Documents. There are no outstanding commitments or other obligations of any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of any Subsidiary.

       Section 6.3. Authority and Validity of Obligations. The Borrower has full right and authority to enter into this Agreement and the other Loan Documents executed by it, to make the borrowings herein provided for, to issue its Notes in evidence thereof, to grant to the Agent the Liens described in the Collateral Documents executed by the Borrower, and to perform all of its obligations hereunder and under the other Loan Documents executed by it. Each Subsidiary has full right and authority to enter into the Loan Documents executed by it, to guarantee the Obligations to the extent required hereunder, to grant to the Agent the Liens described in the Collateral Documents executed by such Person, and to perform all of its obligations under the Loan Documents executed by it. The Loan Documents delivered by the Borrower and by each Subsidiary have been duly authorized, executed and delivered by such Person and constitute valid and binding obligations of such Person enforceable in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and this Agreement and the other Loan Documents do not, nor does the performance or observance by the Borrower or any Subsidiary of any of the matters and things herein or therein provided for, (a) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Borrower or any Subsidiary or any provision of the charter, articles of incorporation, by-laws or comparable constituent documents of the Borrower or any Subsidiary, (b) contravene or constitute a default under any covenant, indenture or agreement of or affecting the Borrower or any Subsidiary or any of its Property, in each case where such contravention or default is reasonably likely to have a Material Adverse Effect, or
     (c) result in the creation or imposition of any Lien on any Property of the Borrower or any Subsidiary other than the Liens granted in favor of the Agent pursuant to the Collateral Documents.

       Section 6.4. Use of Proceeds; Margin Stock. The Borrower shall use certain proceeds of the Revolving Loans for the purpose of refinancing existing indebtedness and shall use all other Credit under the Revolving Credit for its general corporate purposes. The Borrower shall use the proceeds of the Term Loans to finance the Reeves Acquisition. Neither the Borrower nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan or any other extension of credit made hereunder will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. Margin stock (as hereinabove defined) constitutes less than 25% of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.


       Section 6.5.  Financial Reports.

          (a) Diamond. The consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 1997, and the related consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, and accompanying notes thereto, which financial statements are accompanied by the audit report of Ernst & Young, independent public accountants, and the unaudited interim consolidated balance sheet of the Borrower and its Subsidiaries as at February 28, 1998, and the related consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the two months then ended, heretofore furnished to the Banks, fairly present in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as at said dates and the consolidated results of their operations and cash flows for the periods then ended in conformity with GAAP applied on a consistent basis (other than, in respect of interim statements, for the absence of notes and normal year-end audit adjustments). Neither the Borrower nor any Subsidiary has contingent liabilities which are material to it other than as indicated on such financial statements or, with respect to future periods, on the financial statements furnished pursuant to Section 8.5 hereof.

          (b) Reeves. The consolidated balance sheet of the Reeves and its subsidiaries as at November 1, 1997, and the related consolidated statements of income, retained earnings and cash flows of the Reeves and its subsidiaries for the fiscal year then ended, and accompanying notes thereto, which financial statements are accompanied by the audit report of Coopers & Lybrand, independent public accountants, and the unaudited interim consolidated balance sheet of the Reeves and its subsidiaries as at February 28, 1998, and the related consolidated statements of income and retained earnings of the Reeves and its subsidiaries for the four months then ended, heretofore furnished to the Banks, fairly present in all material respects the consolidated financial condition of the Reeves and its subsidiaries as at said dates and the consolidated results of their operations and cash flows for the periods then ended in conformity with GAAP applied on a consistent basis (other than, in respect of interim statements, for the absence of notes and normal year-end audit adjustments). Neither Reeves nor any subsidiary has contingent liabilities which are material to it other than as indicated on such financial statements or, with respect to future periods, on the financial statements furnished pursuant to Section 8.5 hereof.

       Section 6.6. No Material Adverse Change. Since December 31, 1997, there has been no change in the condition (financial or otherwise) or business prospects of the Borrower or any Subsidiary, except those occurring in the ordinary course of business, none of which individually or in the aggregate have been materially adverse.


       Section 6.7. Full Disclosure. The statements and information furnished by or on behalf of the Borrower to the Banks in connection with the negotiation of this Agreement and the other Loan Documents and the commitments by the Banks to provide all or part of the financing contemplated hereby do not (x) contain any untrue statements of a fact or
     (y) omit a fact necessary to make the material statements contained herein or therein, in the light of the circumstances under which they were made, not misleading, in either case where the correct or complete facts would, if they constituted a change from the facts as originally disclosed or stated, have been reasonably likely to have a Material Adverse Effect; the Banks acknowledging that, as to any projections and other forward-looking statements regarding future expectations and beliefs (the "Statements") furnished by the Borrower to the Banks, the Borrower only represents that, at the time the Statements were made by the Borrower to the Banks the Statements were based upon information and estimates the Borrower in good faith believed to be reasonable.

       Section 6.8. Trademarks, Franchises, and Licenses. The Borrower and each of the Subsidiaries own, possess, or have the right to use all necessary patents, licenses, franchises, trademarks, trade names, trade styles, copyrights, trade secrets, know how and confidential commercial and proprietary information to conduct their businesses as now conducted, without known conflict with any patent, license, franchise, trademark, trade name, trade style, copyright or other proprietary right of any other Person which conflict would reasonably be expected (x) to be resolved adversely and (y) if so determined, to have a Material Adverse Effect.

       Section 6.9. Governmental Authority and Licensing. The Borrower and each of the Subsidiaries have received all licenses, permits, and approvals of all Federal, state, local, and foreign governmental authorities, if any, necessary to conduct their business, in each case where the failure to obtain or maintain the same is reasonably likely to have a Material Adverse Effect. There is neither pending nor to the Borrower's knowledge, threatened, any investigation or proceeding which, if adversely determined, is reasonably likely to result in revocation or denial of any material license, permit or approval, the revocation or denial of which would reasonably be expected to have a Material Adverse Effect.

      Section 6.10. Good Title. The Borrower and each of the Subsidiaries have good and defensible title (or valid leasehold interests) to their assets as reflected on the most recent consolidated balance sheet of the Borrower and its Subsidiaries furnished to the Banks (except for sales of assets in the ordinary course of business), subject to no Liens other than such thereof as are permitted by Section 8.8 hereof.


      Section 6.11. Litigation and Other Controversies. After giving effect to the indemnities in the Reeves Purchase Agreement for certain existing environmental issues, there is no litigation or governmental proceeding or labor controversy pending, nor to the knowledge of the Borrower threatened, against the Borrower or any Subsidiary which if adversely determined is reasonably likely to have a Material Adverse Effect.

      Section 6.12. Taxes. All tax returns required to be filed by the Borrower or any Subsidiary in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees and other governmental charges upon the Borrower or any Subsidiary or upon any of its respective Property, income or franchises, which are shown to be due and payable in such returns, have been paid, except such taxes, assessments, fees and governmental charges, if any, as are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and as to which adequate reserves established in accordance with GAAP have been provided. The Borrower does not know of any proposed additional tax assessment against the Borrower or any Subsidiary for which adequate provisions in accordance with GAAP have not been made on their accounts. Adequate provisions in accordance with GAAP for taxes on the books of the Borrower and each Subsidiary have been made for all open years, and for its current fiscal period.

      Section 6.13. Approvals. No authorization, consent, license, or exemption from, or filing or registration with, any court or governmental department, agency or instrumentality, nor any approval or consent of the stockholders of the Borrower or any Subsidiary, or of any other Person, is or will be necessary to the valid execution, delivery or performance by the Borrower or any Subsidiary of this Agreement or any other Loan Document, except for such approvals which have been obtained prior to the date of this Agreement and remain in full force and effect.


      Section 6.14. Affiliate Transactions. Neither the Borrower nor any Subsidiary is a party to any contracts or agreements with any of its Affiliates on terms and conditions which are less favorable to the Borrower or such Subsidiary than would be usual and customary in similar contracts or agreements between Persons not affiliated with each other.

      Section 6.15. Investment Company; Public Utility Holding Company. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      Section 6.16. ERISA. The Borrower and each of its Subsidiaries, and each member of its Controlled Group, have fulfilled their obligations under the minimum funding standards of, and are in compliance in all material respects with, ERISA and the Code to the extent applicable to any Plan maintained by any one or more of them or for the benefit of their employees and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. Neither the Borrower nor any Subsidiary has any material contingent liabilities with respect to any post-retirement benefits under a Welfare Plan, other than liability for continuation coverage described in article 6 of Title I of ERISA.


      Section 6.17.  Compliance  with  Laws.   The  Borrower  and  each of  its
     Subsidiaries are in compliance with the requirements of all federal, state and local laws, rules and regulations applicable to or pertaining to their Properties or business operations (including, without limitation, the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act of 1990, laws and regulations relating to the providing of health care services and products, and laws and regulations establishing quality criteria and standards for air, water, land and toxic or hazardous wastes and substances), where any such non-compliance, individually or in the aggregate, after giving effect to the indemnities in the Reeves Purchase Agreement for certain existing environmental issues, is reasonably likely to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary has received notice to the effect that its operations are not in compliance with any of the requirements of applicable federal, state or local environmental, health and safety statutes and regulations or are the subject of any governmental investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, where any such non-compliance or remedial action, individually or in the aggregate, after giving effect to the indemnities in the Reeves Purchase Agreement for certain existing environmental issues, is reasonably likely to have a Material Adverse Effect.

      Section 6.18. Other Agreements. Neither the Borrower nor any Subsidiary is in default under the terms of any covenant, indenture or agreement of or affecting such Persons or any of their Properties, which default if uncured is reasonably likely to have a Material Adverse Effect.

      Section 6.19. Solvency. The Borrower and its Subsidiaries are able to pay their debts as they become due and have sufficient capital to carry on their businesses and all businesses in which they are about to engage in; and the amount that will be required to pay the Borrower's and each Subsidiary's probable liabilities as they become absolute and mature is less than the sum of the present fair sale value of its assets as a going concern.


      Section 6.20. Reeves Acquisition. The Borrower has heretofore delivered to the Agent a true and correct copy of the Reeves Stock Purchase Agreement and, except to the extent consented to in writing by the Agent, the Reeves Stock Purchase Agreement has not been amended or modified in any respect and no condition to the effectiveness thereof or the obligations of the Borrower or Acquisition Corp. thereunder has been waived. The Borrower and, to the best of the Borrower's knowledge, Reeves, have all necessary right, power, and authority to consummate the transactions contemplated by the Reeves Stock Purchase Agreement and to perform all of their obligations thereunder. The Reeves Stock Purchase Agreement has been duly authorized, executed, and delivered by the Borrower and Acquisition Corp. and, to the best of the Borrower's knowledge, Reeves, and the Reeves Stock Purchase Agreement constitutes the valid and binding obligation of the Borrower and Acquisition Corp. and to the best of the Borrower's knowledge, Reeves, enforceable against each of them in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and the Reeves Stock Purchase Agreement does not, nor does the observance or performance by the Borrower or Acquisition Corp. or, to the best of the Borrower's knowledge, Reeves, of any of the matters and things therein provided for, contravene or constitute a default under any provision of law or any judgment, injunction, order, or decree binding upon such Person or any provision of the charter, articles of incorporation, or by-laws of such Person or any covenant, indenture, or agreement of or affecting such Person or any of its Property, or result in the creation or imposition of any Lien on any such Person's Property. No authorization, consent, license, or exemption from, or filing or registration with, any court or governmental department, agency, or instrumentality, nor any approval or consent of any other Person, is or will be necessary to the valid execution, delivery, or performance by the Borrower or Acquisition Corp. or, to the best of the Borrower's knowledge, Reeves, of the Reeves Stock Purchase Agreement or of any other instrument or document executed and delivered in connection therewith, except for such thereof that have heretofore been obtained and remain in full force and effect. Neither the Borrower nor Acquisition Corp. nor, to the best of the Borrower's knowledge, Reeves, are in default in any of their respective obligations under the Reeves Stock Purchase Agreement.

      Section 6.21. Year 2000 Compliance. The Borrower and its Subsidiaries are conducting or have conducted a comprehensive review and assessment of its computer applications, and have made inquiry of their material suppliers, vendors and customers, with respect to any defect in computer software, data bases, hardware, controls and peripherals related to the occurrence of the year 2000 or the use of any date after December 31, 1999, in connection therewith. Based on the foregoing review, assessment and inquiry, the Borrower believes that no such defect could reasonably be expected to have a Material Adverse Effect.

      Section 6.22.  No Default.   No Default or Event of  Default has occurred
     and is continuing.


     SECTION 7.   CONDITIONS PRECEDENT.

          The obligation of each Bank to advance, continue or convert any Loan (whether a Revolving Loan or Swing Loan, but in any event other than the continuation of, or conversion into, a Base Rate Loan) or of the Issuing Bank to issue, extend the expiration date (including by not giving notice of non-renewal) of or increase the amount of any Letter of Credit under this Agreement, shall be subject to the following conditions precedent:

       Section 7.1.  Initial Credit  Event.   Before or  concurrently with  the
     initial Credit Event:


               (a) the Agent shall have received for each Bank this Agreement duly executed by the Borrower and the Banks;

               (b) the Agent shall have received for each Bank such Bank's duly executed Notes of the Borrower dated the date hereof and otherwise in compliance with the provisions of Section 1.11 hereof;

               (c) the Agent shall have received the Security Agreement and the Pledge Agreement duly executed by the Borrower and each Material Subsidiary (other than Marquise), and the Guaranty duly executed by each Material Subsidiary, together with (i) original stock certificates or other similar instruments or securities representing all of the issued and outstanding shares of capital stock or other equity interest in each Subsidiary as of the date of this Agreement,
          (ii) stock powers for the Collateral consisting of the stock or other equity interest in each Subsidiary each to be executed in blank and undated, and (iii) UCC financing statements to be filed against the Borrower and each Material Subsidiary (other than Marquise), as debtor, in favor of the Agent, as secured party;

               (d)  the  Agent  shall  have  received   evidence  of  insurance
          required to be maintained under the Loan Documents, naming the Agent as loss payee;


               (e) the Agent shall have received for each Bank copies of the Borrower's and each Subsidiary's articles of incorporation and bylaws (or comparable constituent documents) and any amendments thereto, certified in each instance by its Secretary or Assistant Secretary;

               (f) the Agent shall have received for each Bank copies of resolutions of the Borrower's and of each Subsidiary's Board of Directors authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on the Borrower's and such Subsidiary's behalf, all certified in each instance by its Secretary or Assistant Secretary;

               (g) the Agent shall have received for each Bank copies of the certificates of good standing for the Borrower and for each Subsidiary (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of the state of its incorporation and of each state in which it is qualified to do business as a foreign corporation;


               (h) the Agent shall have received for each Bank a list of the Borrower's Authorized Representatives;

               (i) the Agent shall have received for itself and for the Banks the fees forth in Section 2.1(c) hereof;

               (j) the Banks shall have received and approved as satisfactory to them, a proforma consolidated balance sheet for the Borrower immediately after giving effect to the Reeves Acquisition;


               (k)  the  Agent  shall  have  received  a  field  audit  of  the
          Property  of  the  Borrower  and  its  Subsidiaries conducted  by  an inhouse auditor and approved the results of such audit as satisfactory to it;

               (l) the Banks shall have completed its due diligence review of the environmental liabilities of the Borrower and its Subsidiaries and approved the results of such review as satisfactory to them;

               (m) each Bank shall have received such evaluations and certifications as it may reasonably require (including an officer's certificate as to the solvency of the Borrower and its Subsidiaries after giving effect to the transactions contemplated hereby and a compliance certificate in the form attached hereto as Exhibit G containing compliance calculations of the financial covenants as of the date of this Agreement after giving effect to the Reeves
          Acquisition) in order to satisfy itself as to the value of the Collateral, the financial condition of the Borrower and its Subsidiaries, and the lack of material environmental and other contingent liabilities of the Borrower and its Subsidiaries;

               (n) the Agent shall have received a pay-off and lien release letter from NationsBank, N.A. ("Nations") and American National Bank and Trust Company ("American") setting forth, among other things, the total amount of indebtedness outstanding under the Existing Credit Agreement (or outstanding letters of credit issued for the account of the Borrower or any of its Subsidiaries) and containing an undertaking to cause to be delivered to the Agent each UCC termination statement and any other lien release instrument necessary to release Nations' and American's Lien on all assets of the Borrower and its Subsidiaries, which pay-off and lien release letters shall be in form and substance reasonably acceptable to the Agent;

               (o) the Agent shall have received evidence satisfactory to it that (i) all conditions precedent to the Reeves Acquisition (except for the Banks' funding of not more than $31,000,000 of the purchase price therefor) have been satisfied in accordance with the terms of the Reeves Stock Purchase Agreement (without giving effect to any amendment, modification or waiver thereto not consented to in writing by the Agent) and (ii) the Reeves Stock Purchase Agreement is effective;


               (p) all legal, tax and regulatory matters incident to the Credits and the Reeves Acquisition shall be satisfactory to the Agent;

               (q) the Agent shall have received for each Bank the favorable written opinions of counsel to the Borrower and its Subsidiaries, in form and substance reasonably satisfactory to the Agent;

               (r)  the Agent shall have received  and approved as to  form and
          substance   the  Reeves  Stock  Purchase   Agreement  and  all  other
          instruments and documents applicable to the Seller Debt; and


               (s) the Agent shall have received and approved (both as to form and substance) such UCC financing statements and other instruments and documents as it shall deem necessary to perfect the Liens required hereunder and satisfactory lien searches confirming the priority of such Liens.

          References  in  this  Section to  Subsidiaries  shall  be  deemed  to
     include  Reeves  and  its  subsidiaries   prior  to,  as  well  as  after,
     consummation of the Reeves Acquisition.

       Section 7.2. All Credit Events. As of the time of each Credit Event hereunder:


               (a) in the case of a Borrowing the Agent shall have received the notice required by Section 1.6 hereof, in the case of a Swing Loan, Agent shall have received the notice required in Section 1.14 hereof, in the case of the issuance of any Letter of Credit the Agent shall have received a duly completed Application for such Letter of Credit together with any fees called for by Section 2.1 hereof and, in the case of an extension or increase in the amount of a Letter of Credit, a written request therefor in a form acceptable to the Agent together with fees called for by Section 2.1 hereof;

               (b)  each of  the representations  and warranties  set forth  in
          Section 6 hereof shall be and remain true and correct as of such time, except to the extent that any such representation or warranty relates solely to an earlier time or that any change therein is not reasonably likely to have a Material Adverse Effect;

               (c) the Borrower shall be in compliance with all of the terms and conditions hereof, and no Default or Event of Default shall have occurred and be continuing hereunder or would occur as a result of such Credit Event; and


               (d) such Credit Event shall not violate any order, judgment or decree of any court or other authority or any provision of law or regulation applicable to any Bank (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System).

          Each request for a Borrowing hereunder and each request for the issuance of, increase in the amount of, or extension of the expiration date of, a Letter of Credit, shall be deemed to be a representation and warranty by the Borrower on the date on such Credit Event as to the facts specified in subsections (a) through (c), both inclusive, this
     Section 7.2.

     SECTION 8.     COVENANTS.


          The Borrower agrees that, so long as any Note or any L/C Obligation is outstanding or any Commitment is available to or in use by the Borrower hereunder, except to the extent compliance in any case or cases is waived in writing by the Required Banks:

       Section 8.1. Maintenance of Business. The Borrower shall, and shall cause each Subsidiary to, preserve and maintain its existence, except
     (i) as otherwise provided in Section 8.10(c) hereof and (ii) the discontinuance of any Subsidiary (other than any Material Subsidiary or any other Subsidiary which has furnished any Collateral or Guaranty) to the extent such discontinuance would not reasonably be likely to have any Material Adverse Effect. The Borrower shall, and shall cause each Subsidiary to, preserve and keep in force and effect all licenses, permits, franchises, approvals, patents, trademarks, trade names, trade styles, copyrights, and other proprietary rights necessary to the proper conduct of its business where the failure to do so is reasonably likely to have a Material Adverse Effect.

       Section 8.2. Maintenance of Properties. The Borrower shall, and shall cause each Subsidiary to, maintain, preserve and keep its property, plant and equipment in good repair, working order and condition (ordinary wear and tear excepted) and shall from time to time make all needful and proper repairs, renewals, replacements, additions and betterments thereto so that at all times the efficiency thereof shall be fully preserved and maintained, except to the extent that, in the reasonable business judgment of such Person, any such Property is no longer necessary for the proper conduct of the business of such Person.


       Section 8.3. Taxes and Assessments. The Borrower shall duly pay and discharge, and shall cause each Subsidiary to duly pay and discharge, all taxes, rates, assessments, fees and governmental charges upon or against it or its Properties, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves are provided therefor.

       Section 8.4. Insurance. The Borrower shall insure and keep insured, and shall cause each Subsidiary to insure and keep insured, with insurance companies with a general policyholder service rating of not less than A as rated in the most current available Best's Insurance Report, all insurable Property owned by it which is of a character usually insured by Persons similarly situated and operating like Properties against loss or damage from such hazards and risks, and in such amounts, as are insured by Persons similarly situated and operating like Properties; and the Borrower shall insure, and shall cause each Subsidiary to insure, such other hazards and risks (including employers' and public liability risks) with insurance companies with a general policyholder service rating of not less than A as rated in the most current available Best's Insurance Report as and to the extent usually insured by Persons similarly situated and conducting similar businesses. The Borrower shall in any event maintain, and cause each Subsidiary to maintain, insurance on the Collateral to the extent required by the Collateral Documents. The Borrower shall, upon the request of the Agent, furnish to the Agent and each Bank a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Section.

       Section 8.5. Financial Reports. The Borrower shall, and shall cause each Subsidiary to, maintain a standard system of accounting in accordance with GAAP and shall furnish to the Agent, each Bank and each of their duly authorized representatives such information respecting the business and financial condition of the Borrower and each Subsidiary as the Agent or such Bank may reasonably request; and without any request, shall furnish to the Agent and the Banks:


               (a)  as  soon as  available,  and in  any event  within  45 days after the close of each of the first three fiscal quarters of each fiscal year of the Borrower, a copy of the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the last day of such period and the consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the fiscal quarter and for the fiscal year-to-date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by the Borrower in accordance with GAAP (except with respect to the absence of notes and for normal year-end adjustments) and certified to by the Borrower's chief financial officer, or another officer of the Borrower reasonably acceptable to the Agent;

               (b) as soon as available, and in any event within 90 days after the close of each fiscal year of the Borrower, a copy of the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the last day of the period then ended and the consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the period then ended, and accompanying notes thereto, each in reasonable detail showing in comparative form the figures for the previous fiscal year, accompanied in the case of the Borrower's consolidated financial statements by an unqualified opinion of Ernst & Young or another firm of independent public accountants of recognized national standing, selected by the Borrower and reasonably satisfactory to the Required Banks, to the effect that the consolidated financial statements have been prepared in accordance with GAAP and present fairly, in all material respects, in accordance with GAAP the consolidated financial condition of the Borrower and its Subsidiaries as of the close of such fiscal year and the results of their operations and cash flows for the fiscal year then ended and that an examination of such accounts in
          connection  with   such  financial  statements   has  been  made   in
          accordance with generally accepted auditing standards and, accordingly, such examination included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

               (c) promptly after the sending or filing thereof, copies of each financial statement, report, notice or proxy statement sent by the Borrower or any Subsidiary to its stockholders, and copies of each regular, periodic or special report, registration statement or prospectus (including all Form 10-K, Form 10-Q, and Form 8-K reports and proxy statements) filed by the Borrower or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency;

               (d) promptly after receipt thereof, a copy of each audit made by any regulatory agency of the books and records of the Borrower or any Subsidiary or of any notice of material noncompliance with any applicable law, regulation, or guideline relating to the Borrower or any Subsidiary or any of their respective businesses;


               (e) as soon as available, and in any event within 30 days prior to the end of each fiscal year of the Borrower, a copy of the Borrower's consolidated and consolidating business plan for the following fiscal year, such business plan to show the Borrower's projected consolidated and consolidating revenues, expenses, and balance sheet on month-by-month basis, such business plan to be in reasonable detail prepared by the Borrower and in form reasonably satisfactory to the Agent which shall include a summary of all assumptions made in preparing such business plan;

               (f)  notice of any Change of Control; and

               (g) promptly after knowledge thereof shall have come to the attention of any responsible officer of the Borrower, written notice of any threatened or pending litigation or governmental proceeding or labor controversy against the Borrower or any Subsidiary which, if adversely determined, is reasonably likely to have a Material Adverse Effect or of the occurrence of any Default or Event of Default hereunder.


     Each of the financial statements furnished to the Banks pursuant to subsections (a) and (b) of this Section 8.5 shall be accompanied by a written certificate in the form attached hereto as Exhibit G signed by the chief financial officer of the Borrower, or another officer of the Borrower reasonably acceptable to the Agent, to the effect that to the best of such officer's knowledge and belief no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Borrower or any Subsidiary to remedy the same. Such certificate shall also set forth the calculations supporting such statements in respect of Sections 8.22, 8.23, 8.24, 8.25 and 8.26 of this Agreement.

       Section 8.6. Inspection. The Borrower shall, and shall cause each Subsidiary to, permit the Agent, each Bank and each of their duly authorized representatives and agents to visit and inspect any of its Properties, corporate books and financial records, to examine and make copies of its books of accounts and other financial records, and to discuss its affairs, finances and accounts with, and to be advised as to the same by, its officers, employees and independent public accountants (and by this provision the Borrower hereby authorizes such accountants to discuss with the Agent and such Banks the finances and affairs of the Borrower and each Subsidiary) at such reasonable times and intervals as the Agent or any such Bank may designate.

       Section 8.7. Indebtedness for Borrowed Money. The Borrower shall not, nor shall it permit any Subsidiary to, issue, incur, assume, create or have outstanding any Indebtedness for Borrowed Money; provided, however, that the foregoing shall not restrict nor operate to prevent:

               (a) the Obligations of the Borrower owing to the Agent and the Banks hereunder;


               (b)  purchase   money   indebtedness   and   Capitalized   Lease
          Obligations of the Borrower and of its Subsidiaries in an aggregate amount not to exceed $3,000,000 at any one time outstanding;

               (c) obligations of the Borrower arising out of interest rate hedging agreements entered into with financial institutions in the ordinary course of business;

               (d)  the Seller Debt;


               (e) indebtedness from time to time owing by the Borrower to any Subsidiary or by any Subsidiary to the Borrower or any other Subsidiary to the extent resulting from intercompany loans and advances permitted by Section 8.9 hereof;

               (f)  indebtedness  outstanding   under   the   Existing   Credit
          Agreement which is paid and satisfied in full out of proceeds of the initial Credit Event hereunder;

               (g)  Permitted Marquise Financing;


               (h) other indebtedness existing on the date of this Agreement and described on Schedule 8.7 attached hereto and made a part hereof, as reduced from time to time by repayments thereof, and refinancings thereof (but not increases) thereof on terms and conditions on the whole no more burdensome in any material respect on the relevant obligors;

               (i)  guaranties expressly permitted by Section 8.9 hereof; and

               (j) other unsecured indebtedness of the Borrower and its Subsidiaries not otherwise permitted by this Section in an aggregate amount not to exceed $1,000,000 at any one time outstanding.


       Section 8.8. Liens. The Borrower shall not, nor shall it permit any other Subsidiary to, create, incur or permit to exist any Lien of any kind on any Property owned by any such Person; provided, however, that the foregoing shall not apply to nor operate to prevent:

               (a) Liens arising by statute in connection with worker's compensation, unemployment insurance, old age benefits, social security obligations, taxes, assessments, statutory obligations or other similar charges, good faith cash deposits in connection with tenders, contracts or leases to which the Borrower or any Subsidiary is a party or other cash deposits required to be made in the ordinary course of business, provided in each case that the obligation is not for borrowed money and that the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves have been established therefor;

               (b) mechanics', workmen's, materialmen's, landlords', carriers', or other similar Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest;

               (c) the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceeding, provided that the aggregate amount of liabilities of the Borrower and its Subsidiaries secured by a pledge of assets permitted under this subsection, including interest and penalties thereon, if any, shall not be in excess of $500,000 at any one time outstanding;


               (d) the Liens granted in favor of the Agent for the benefit of the Agent and the Banks pursuant to the Collateral Documents;

               (e) Liens on property of the Borrower or any Subsidiary created solely for the purpose of securing indebtedness permitted by
          Section 8.7(b) hereof, representing or incurred to finance, refinance or refund the purchase price of Property, provided that no such Lien shall extend to or cover other Property of the Borrower or such Subsidiary other than the respective Property so acquired, and the principal amount of indebtedness secured by any such Lien shall at no time exceed the original purchase price of such Property;

               (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any Subsidiary;


               (g)  Liens  described  on  Schedule 8.8   hereof  securing   the
          indebtedness described therein; and

               (h) any interest or title of a lessor under any operating lease.

       Section 8.9. Investments, Acquisitions, Loans, Advances and Guaranties. The Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly, make, retain or have outstanding any investments (whether through purchase of stock or obligations or otherwise) in, or loans or advances (other than for travel advances and other similar cash advances made to employees in the ordinary course of business) to, any other Person, or acquire all or any substantial part of the assets or business of any other Person or division thereof, or be or become liable as endorser, guarantor, surety or otherwise for any debt, obligation or undertaking of any other Person, or otherwise agree to provide funds for payment of the obligations of another, or supply funds thereto or invest therein or otherwise assure a creditor of another against loss, or apply for or become liable to the issuer of a letter of credit which supports an obligation of another, or subordinate any claim or demand it may have to the claim or demand of any other Person; provided, however, that the foregoing shall not apply to nor operate to prevent:

               (a) investments in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America, provided that any such obligations shall mature within one year of the date of issuance thereof;

               (b) investments in commercial paper rated at least P-1 by Moody's and at least A-1 by S&P maturing within one year of the date of issuance thereof;

               (c) investments in certificates of deposit issued by any Bank or by any United States commercial bank having capital and surplus of not less than $100,000,000 which have a maturity of one year or less;


               (d)  endorsement  of   items  for   deposit  or   collection  of
          commercial paper received in the ordinary course of business;

               (e)  present equity investments in Subsidiaries;

               (f) equity investments made after the date hereof in Subsidiaries obligated on Guaranties provided the aggregate amount of such investments in Marquise and its subsidiaries (if any) is limited to those permitted by subsection (j) below;


               (g) trade receivables from time to time owing to the Borrower or any Subsidiary created or acquired in the ordinary course of its business;

               (h)  guaranties by  the Borrower or any  Subsidiary guaranteeing
          or  otherwise  supporting  the   repayment  of  indebtedness  of  the
          Borrower or another Subsidiary permitted by Section 8.7(h) hereof;

               (i) obligations of the Borrower under the Marquise Support Letter provided (1) the aggregate amount paid by the Borrower in satisfaction of its obligations thereunder on a cumulative basis on and after the date hereof, when taken together with the aggregate amount of intercompany advances by the Borrower or any Subsidiary to Marquise also on a cumulative basis on and after the date hereof, does not exceed $500,000 and (2) no payment is made on such obligations during the continuance of any Default or Event of Default;


               (j) guaranties by the Borrower or any Subsidiary of the obligations of any other Material Subsidiary, as lessee, under any real estate leases entered into in the ordinary course of its business;

               (k) intercompany advances made from time to time between the Borrower and one or more Material Subsidiaries or between Subsidiaries obligated on Guaranties provided (1) the aggregate amount of advances made to Marquise and its subsidiaries (if any) on a cumulative basis on and after the date hereof, when taken together with the aggregate amount paid by the Borrower under the Marquise Support Letter also on a cumulative basis on and after the date hereof, does not exceed $500,000 (2) no such advance is made during the continuance of any Default or Event of Default;

               (l)  the Reeves Acquisition and other Acquisitions with  respect to  which  all  of the  following  conditions  have  been  satisfied:
          (i) the Acquired Business is in an Eligible Line of Business and has its primary operations in the United States, (ii) the Acquisition is not a Hostile Acquisition, (iii) at the time of such Acquisition and immediately after giving effect thereto the Total Consideration for all Acquisitions (other than the Reeves Acquisition) during any single fiscal year of the Borrower would not exceed $2,000,000 in the aggregate, (iv) prior to consummating an Acquisition, the Borrower shall have notified the Agent and the Banks in writing of the proposed Acquisition in reasonable detail (including sources and uses of funds therefor) and furnished the Agent and the Banks historic and pro forma financial information and compliance calculations reasonably satisfactory to the Agent, and (v) after giving effect to the Acquisition, no Default or Event of Default shall exist, including with respect to the covenants contained in Sections 8.22, 8.23, 8.24, 8.25 and 8.26 hereof on a pro forma basis;

               (m) investments by the Borrower to establish and maintain a captive insurance company to provide workers' compensation and general liability insurance coverage to qualified independent installers, primarily for their work for the Borrower and its Subsidiaries, provided the aggregate amount of such investments does not exceed $2,000,000 at any one time outstanding; and

               (n) other investments, loans and advances in addition to those otherwise permitted by this Section in an aggregate amount not to exceed $1,000,000 at any one time outstanding.


     In determining the amount of investments, acquisitions, loans, advances and guaranties permitted under this Section, investments and acquisitions shall always be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein), loans and advances shall be taken at the principal amount thereof then remaining unpaid, and guaranties shall be taken at the amount of the obligations guaranteed thereby.

      Section 8.10. Mergers, Consolidations and Sales. The Borrower shall not, nor shall it permit any Subsidiary to, be a party to any merger or consolidation, or sell, transfer, lease or otherwise dispose of its Property, including any disposition of Property as part of a sale and leaseback transaction, or in any event sell or discount (with or without recourse) any of its notes or accounts receivable; provided, however, that this Section shall not apply to nor operate to prevent:

               (a) the sale or lease of inventory in the ordinary course of business;


               (b)  the  sale,  transfer,  lease,   or  other  disposition   of
          Property of the Borrower or any Subsidiary to one another in the ordinary course of its business;

               (c) a merger of any Subsidiary with and into the Borrower or any other Subsidiary; provided that, in the case of any merger involving the Borrower, the Borrower is the corporation surviving the merger and in the case of any other merger, a Wholly-owned Subsidiary is the corporation surviving such merger;

               (d) the sale of delinquent notes or accounts receivable in the ordinary course of business for purposes of collection only (and not for the purpose of any bulk sale or securitization transaction);


               (e)  the  sale  by  Marquise  of  finance  receivables  in   the
          ordinary course of its business;

               (f) the sale, transfer, or other disposition of any tangible personal property that, in the reasonable business judgment of the Borrower or its Subsidiary, has become uneconomical, obsolete, or worn out, and which is disposed of in the ordinary course of business;

               (g) the sale by the Borrower of treasury stock acquired by it as part of its stock repurchase program aggregating not more than $2,000,000 during any 12-month period provided the proceeds of each such sale are remitted as required by Section 1.9(b)(iv) hereof; and

               (h) the sale, transfer, lease, or other disposition of other Property of the Borrower or any Subsidiary aggregating for the Borrower and its Subsidiaries not more than $500,000 during any 12-month period.


     In the event of any merger permitted by Section 8.10(c) above, the Borrower shall give the Agent and the Banks prior written notice of any such event and, immediately after giving effect to any such merger,
     Schedule 6.2 of this Agreement shall be deemed amended excluding reference to any such Subsidiary merged out of existence. So long as no Default or Event of Default has occurred and is continuing or would arise as a result thereof, upon the written request of the Borrower, the Agent shall release its Lien on any Property sold pursuant to the provisions of subsections (a), (d), (f) or (h) above.

      Section 8.11. Maintenance of Subsidiaries. The Borrower shall not assign, sell or transfer, nor shall it permit any Subsidiary to issue, assign, sell or transfer, any shares of capital stock of a Subsidiary; provided, however, that the foregoing shall not operate to prevent
     (i) the Lien on the capital stock of each Subsidiary granted to the Agent pursuant to the Collateral Documents, (ii) the issuance, sale and transfer to any person of any shares of capital stock of a Subsidiary solely for the purpose of qualifying, and to the extent legally necessary to qualify, such person as a director of such Subsidiary, and (iii) any transaction permitted by Section 8.10(c) above.

      Section 8.12. Dividends and Certain Other Restricted Payments. The Borrower shall not, nor shall it permit any Subsidiary to, (i) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock (other than dividends payable solely in its capital stock) or (ii) directly or indirectly purchase, redeem or otherwise acquire or retire any of its capital stock; provided, however, that the foregoing shall not operate to prevent:


               (a) the making of dividends or distributions by any Wholly-owned Subsidiary to its parent corporation or by any Subsidiary solely to the Borrower or any Wholly-owned Subsidiary; and

               (b) the repurchase by the Company of its common capital stock pursuant to its stock repurchase program if at the time of each such purchase and immediately after giving effect thereto, no Default or Event of Default (including with respect to the covenant contained in Section 8.24 hereof on a pro forma basis) shall occur or be continuing.

      Section 8.13. ERISA. The Borrower shall, and shall cause each Subsidiary to, promptly pay and discharge all obligations and liabilities arising under ERISA pertaining to a Plan of a character which if unpaid or unperformed is reasonably likely to result in the imposition of a Lien against any of its Properties. The Borrower shall, and shall cause each
     Subsidiary to, promptly notify the Agent of (i) the occurrence of any reportable event (as defined in ERISA) with respect to a Plan,
     (ii) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor, (iii) its intention to terminate or withdraw from any Plan, and (iv) the occurrence of any event with respect to any Plan which would result in the incurrence by the Borrower or any Subsidiary of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower or any Subsidiary with respect to any post-retirement Welfare Plan benefit.

      Section 8.14. Compliance with Laws. The Borrower shall, and shall cause each Subsidiary to, comply in all respects with the requirements of all federal, state and local laws, rules, regulations, ordinances and orders applicable to or pertaining to its Properties or business operations, where any such non-compliance, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect or is reasonably likely to result in a Lien upon any material portion of their Property.

      Section 8.15. Burdensome Contracts With Affiliates. The Borrower shall not, nor shall it permit any Subsidiary to, enter into any contract, agreement or business arrangement with any of its Affiliates on terms and conditions which are less favorable to the Borrower or such Subsidiary than would be usual and customary in similar contracts, agreements or business arrangements between Persons not affiliated with each other.


      Section 8.16. No Changes in Fiscal Year. The Borrower shall not change its fiscal year from its present basis without the prior written consent of the Required Banks.

      Section 8.17. Formation of Subsidiaries. Promptly upon the formation or acquisition of any Subsidiary, the Borrower shall provide the Agent and the Banks written notice thereof and shall do such acts and things as are required of it to comply with Section 4 hereof, and then and thereafter Schedule 6.2 of this Agreement shall be deemed amended from and after such date to include reference to any such Subsidiary.

      Section 8.18. Change in the Nature of Business. The Borrower shall not, nor shall it permit any Subsidiary to, engage in any business or activity if as a result the general nature of the business of the Borrower or any Subsidiary would be changed in any material respect from the general nature of the business engaged in by it as of the date of this Agreement or as of the date such Person becomes a Subsidiary hereunder.


      Section 8.19. Use of Loan Proceeds. The Borrower shall use the credit extended under this Agreement solely for the purposes set forth in, or otherwise permitted by, Section 6.4 hereof.

      Section 8.20. No Restrictions on Subsidiary Distributions. Except as provided herein, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Borrower or any Subsidiary to:
     (a) guarantee the Obligations; (b) grant Liens on its assets to the Agent for the benefit of the Banks as required by Section 4 hereof; (c) in the case of any Subsidiary, pay dividends or make any other distribution on any of such Subsidiary's capital stock or other equity interests owned by the Borrower or any Subsidiary; (d) pay any indebtedness owed to the Borrower or any Subsidiary; (e) make loans or advances to the Borrower or any Subsidiary; or (f) transfer any of its property or assets to the Borrower or any Subsidiary; provided, however, (i) clause (b) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness for Borrowed Money permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (ii) clause (b) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

      Section 8.21. Subordinated Debt. The Borrower shall not, nor shall it permit any Subsidiary to, amend or modify any of the terms and conditions relating to any Subordinated Debt or make any voluntary prepayment thereof or affect any voluntary redemption thereof or make any payment on account of Subordinated Debt which is prohibited under the terms of any instrument or agreement subordinating the same to the Obligations. The provisions of this Section shall not be in derogation of any other covenant or obligation of the Borrower and its Subsidiaries under the Loan Documents and shall not be construed as a waiver of, or a consent to departure from, any such covenant or obligation.

      Section 8.22.  Cash  Flow Leverage  Ratio.   As of the  last day  of each
     fiscal quarter of the Borrower occurring during one of the periods specified below, the Borrower shall not permit the Cash Flow Leverage Ratio as of the last day of the relevant fiscal quarter to be greater than or equal to the amount set forth below:


                                                        RATIO SHALL NOT BE
        FROM AND INCLUDING      TO AND INCLUDING     GREATER THAN OR EQUAL TO
             12/31/98               03/31/99                3.75 to 1.0
             04/01/99               09/30/99                3.25 to 1.0
             10/01/99             at all times              3.00 to 1.0
                                   thereafter
      Section 8.23. Net Worth. The Borrower shall, as of the last day of each fiscal quarter, maintain Net Worth of not less than the Minimum Required Amount. For purposes hereof, the term "Minimum Required Amount" shall mean $31,000,000 and shall increase (but never decrease) as of the last day of the fiscal second and fourth quarters of the Borrower ending on or about June 30, 1998 and December 31, 1998 and as of the last day of each fiscal second and fourth quarters of the Borrower thereafter by an amount (if positive) equal to 50% of Net Income for the two fiscal quarters then ended.

      Section 8.24. Fixed Charge Coverage Ratio. As of the last day of each fiscal quarter of the Borrower occurring during one of the periods specified below, the Borrower shall maintain a ratio of (a) EBITDA for the four fiscal quarters of the Borrower then ended less Capital
     Expenditures incurred during such period to (b) Fixed Charges for the same four fiscal quarter period then ended, of not less than the amount set forth below:

                                                        RATIO SHALL NOT BE
        FROM AND INCLUDING      TO AND INCLUDING     GREATER THAN OR EQUAL TO
             12/31/98               09/30/99                1.25 to 1.0
             10/01/99             at all times              1.50 to 1.0
                                   thereafter
      Section 8.25. Interest Coverage Ratio. The Borrower shall not, as of the last day of each fiscal quarter of the Borrower (commencing with the fiscal quarter ending on or about December 31, 1998), permit the ratio of
     (a) EBIT for the four fiscal quarters of the Borrower then ended to (b) Interest Expense for the same four fiscal quarters then ended to be less than 3.0 to 1.0.


      Section 8.26. Minimum EBITDA. (a) The Borrower shall as of the last day of the fiscal quarter of the Borrower ending on or about June 30, 1998 maintain EBITDA at not less than $4,000,000, and (b) the Borrower shall as of the last day of the fiscal quarter of the Borrower ending on or about September 30, 1998 maintain EBITDA at not less than $4,500,000.

      Section 8.27. Operating Leases. The Borrower shall not, nor shall it permit any Subsidiary to, acquire the use or possession of any Property under a lease or similar arrangement, whether or not the Borrower or any Subsidiary has the express or implied right to acquire title to or purchase such Property, at any time if, after giving effect thereto, the aggregate amount of fixed rentals and other consideration payable by the Borrower and its Subsidiaries under all such leases and similar arrangements would exceed $6,500,000 during any fiscal year of the Borrower. Capital Leases shall not be included in computing compliance with this Section to the extent the Borrower's and its Subsidiaries' liability in respect of the same is permitted by this Section.

      Section 8.28. Interest Rate Protection. On or before May 31, 1998, the Borrowers will hedge their interest rate risk on at least $10,000,000 in principal amount of the Term Loans, or if less, the principal amount outstanding on the Term Loans, through the use of one or more interest rate swaps, interest rate caps, interest rate collars or other recognized interest rate hedging arrangements (collectively, "Hedging Arrangements"), with all of the foregoing to effectively limit the amount of interest that the Borrowers must pay on notional amounts of not less than such portion of the Term Loan to not more than a rate acceptable to the Agent in its discretion for a period ending no earlier than April 20, 2001 and to be with the Banks, their respective Affiliates or with other parties reasonably acceptable to the Required Banks. If the Borrower enters into any Hedging Arrangements with any Bank, the Borrower's obligations to such Bank in connection with such Hedging Arrangements do not constitute usage of the Commitments of such Bank.

      Section 8.29. Seller Debt Payments. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly make any payment or other distribution on or in respect of any principal, interest or premium, if any, of any of the Seller Debt or otherwise acquire, prepay or retire any Seller Debt (such payments, distributions, acquisitions, prepayments or retirements being hereinafter referred to collectively as "Seller Debt Payments") if such Seller Debt Payment would be made prior to the scheduled maturity thereof or prior to any other times required for payment thereof as are in force and effect as of the date hereof.


     SECTION 9.EVENTS OF DEFAULT AND REMEDIES.

       Section 9.1.  Events  of Default.   Any  one or  more of  the  following
     shall constitute an "Event of Default" hereunder:

               (a)  default for one  Business Day in  the payment  when due  of all or any part of the principal of or interest on any Note (whether at the stated maturity thereof or at any other time provided for in this Agreement), or default for one Business Day in the payment when due of any Reimbursement Obligation or of any fee or other Obligation payable hereunder or under any other Loan Document;


               (b) default in the observance or performance of any covenant set forth in Sections 8.1, 8.4, 8.7, 8.8, 8.9, 8.10, 8.11, 8.12,
          8.19, 8.21,  8.22, 8.23, 8.24,  8.25, 8.26 or  8.29 hereof or of  any provision in any Loan Document dealing with the use, disposition or remittance of the proceeds of Collateral or requiring the maintenance of insurance thereon;

               (c) default in the observance or performance of any covenant set forth in Section 8.5 hereof which is not remedied within 5 days after the earlier of (i) the date on which such failure shall first become known to any responsible officer of the Borrower or
          (ii) written notice thereof is given to the Borrower by the Agent;

               (d) default in the observance or performance of any other provision hereof or of any other Loan Document which is not remedied within 30 days after the earlier of (i) the date on which such failure shall first become known to any responsible officer of the Borrower or (ii) written notice thereof is given to the Borrower by the Agent;

               (e) any representation or warranty made herein or in any other Loan Document or in any certificate furnished to the Agent or the Banks pursuant hereto or thereto or in connection with any transaction contemplated hereby or thereby proves untrue in any material respect as of the date of the issuance or making or deemed making thereof;

               (f) any event occurs or condition exists (other than those described in subsections (a) through (e) above) which is specified as an event of default under any of the other Loan Documents, or any of the Loan Documents shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void, or any of the Collateral Documents shall for any reason fail to create a valid and perfected first priority Lien in favor of the Agent in any Collateral purported to be covered thereby aggregating in excess of $100,000 except as expressly permitted by the terms thereof, or any Subsidiary takes any action for the purpose of terminating, repudiating or rescinding any Loan Document executed by it or any of its obligations thereunder;


               (g) default shall occur under any Indebtedness for Borrowed Money aggregating in excess of $1,000,000 issued, assumed or guaranteed by the Borrower or any Subsidiary, or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such Indebtedness for Borrowed Money (whether or not such maturity is in fact accelerated), or any such Indebtedness for Borrowed Money shall not be paid when due (whether by demand, lapse of time, acceleration or otherwise);

               (h) the Borrower shall not have in place a contract with Sears, Roebuck & Co. granting the Borrower a license on terms and conditions reasonably acceptable to the Agent and Required Banks, to sell, furnish and install roofing, gutters, doors and fencing under the "Sears" name as a Sears authorized contractor to residential customers;

               (i) any judgment or judgments, writ or writs or warrant or warrants of attachment, or any similar process or processes in an aggregate amount in excess of $1,000,000 in excess of any applicable insurance coverage shall be entered or filed against the Borrower or any Subsidiary, or against any of its Property, and which remains undischarged, unvacated, unbonded or unstayed for a period of 30 days;


               (j) the Borrower or any Subsidiary, or any member of its Controlled Group, shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $1,000,000 (collectively, a "Material Plan") shall be filed under Title IV of ERISA by the Borrower or any Subsidiary, or any other member of its Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against the Borrower or any Subsidiary, or any member of its Controlled Group, to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated;

               (k) the Borrower or any Subsidiary shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate action in furtherance of any matter described in parts (i) through (v) above, or (vii) fail to contest in good faith any appointment or proceeding described in Section 9.1(l) hereof; or

               (l) a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any Subsidiary or any substantial part of any of its Property, or a proceeding described in Section 9.1(j)(v) shall be instituted against the Borrower or any Subsidiary, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 days.


       Section 9.2. Non-Bankruptcy Defaults. When any Event of Default other than those described in subsection (k) or (l) of Section 9.1 hereof has occurred and is continuing, the Agent shall, by written notice to the
     Borrower: (a) if so directed by the Required Banks, terminate the remaining Commitments and all other obligations of the Banks hereunder on the date stated in such notice (which may be the date thereof); (b) if so directed by the Required Banks, declare the principal of and the accrued interest on all outstanding Notes to be forthwith due and payable and thereupon all outstanding Notes, including both principal and interest thereon, shall be and become immediately due and payable together with all other amounts payable under the Loan Documents without further demand, presentment, protest or notice of any kind; and (c) if so directed by the Required Banks, demand that the Borrower immediately pay to the Agent the full amount then available for drawing under each or any Letter of Credit, and the Borrower agrees to immediately make such payment and acknowledges and agrees that the Banks would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Agent, for the benefit of the Banks, shall have the right to require the Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any Letter of Credit. The Agent, after giving notice to the Borrower pursuant to Section 9.1(c) or this Section 9.2, shall also promptly send a copy of such notice to the other Banks, but the failure to do so shall not impair or annul the effect of such notice.

       Section 9.3. Bankruptcy Defaults. When any Event of Default described in subsections (k) or (l) of Section 9.1 hereof has occurred and is continuing, then all outstanding Notes shall immediately become due and payable together with all other amounts payable under the Loan Documents without presentment, demand, protest or notice of any kind, the obligation of the Banks to extend further credit pursuant to any of the terms hereof shall immediately terminate and the Borrower shall immediately pay to the Agent the full amount then available for drawing under all outstanding Letters of Credit, the Borrower acknowledging and agreeing that the Banks would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Banks, and the Agent on their behalf, shall have the right to require the Borrower to specifically perform such undertaking whether or not any draws or other demands for payment have been made under any of the Letters of Credit.

       Section 9.4.  Collateral  for  Undrawn  Letters of  Credit.   (a) If the
     prepayment of the amount available for drawing under any or all outstanding Letters of Credit is required under Section 1.9(b) or under
     Section 9.2 or 9.3 above, the Borrower shall forthwith pay the amount required to be so prepaid, to be held by the Agent as provided in subsection (b) below.

          (b) All amounts prepaid pursuant to subsection (a) above, together with amounts deposited with the Agent pursuant to Section 1.9(b)(iii) hereof, shall be held by the Agent in a separate collateral account (such account, and the credit balances, properties and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing being collectively called the "Account") as security for, and for application by the Agent (to the extent available) to, the reimbursement of any payment under any Letter of Credit then or thereafter made by the Agent, and to the payment of the unpaid balance of any Loans and all other Obligations. The Account shall be held in the name of and subject to the exclusive dominion and control of the Agent for the benefit of the Agent and the Banks. If and when requested by the Borrower, the Agent shall invest funds held in the Account from time to time in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America with a remaining maturity of one year or less, provided that the Agent is irrevocably authorized to sell investments held in the Account when and as required to make payments out of the Account for application to amounts due and owing from the Borrower to the Agent or Banks; provided, however, that if (i) the Borrower shall have made payment of all such obligations referred to in subsection (a) above, (ii) all relevant preference or other disgorgement periods relating to the receipt of such payments have passed, and (iii) no Letters of Credit, Commitments, Loans or other Obligations remain outstanding hereunder, then the Agent shall release to the Borrower any remaining amounts held in the Account.


       Section 9.5.  Notice of  Default.   The Agent  shall give notice  to the
     Borrower under Section 9.1(c) hereof promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

       Section 9.6. Expenses. The Borrower agrees to pay to the Agent and each Bank, and any other holder of any Note outstanding hereunder, all expenses reasonably incurred or paid by the Agent and such Bank or any such holder, including reasonable attorneys' fees and court costs, in connection with any Default or Event of Default by the Borrower hereunder or in connection with the enforcement of any of the Loan Documents.

     SECTION 10.CHANGE IN CIRCUMSTANCES.


      Section 10.1. Change of Law. Notwithstanding any other provisions of this Agreement or any Note, if at any time any change in applicable law or regulation or in the interpretation thereof makes it unlawful for any Bank to make or continue to maintain any Eurodollar Loans or to perform its obligations as contemplated hereby, such Bank shall promptly give notice thereof to the Borrower and such Bank's obligations to make or maintain Eurodollar Loans under this Agreement shall be suspended until it is no longer unlawful for such Bank to make or maintain Eurodollar Loans. The Borrower shall prepay on demand the outstanding principal amount of any such affected Eurodollar Loans, together with all interest accrued thereon and all other amounts then due and payable to such Bank under this Agreement; provided, however, subject to all of the terms and conditions of this Agreement, the Borrower may then elect to borrow the principal amount of the affected Eurodollar Loans from such Bank by means of Base Rate Loans from such Bank, which Base Rate Loans shall not be made ratably by the Banks but only from such affected Bank.

      Section 10.2. Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR. If on or prior to the first day of any Interest Period for any Borrowing of Eurodollar Loans:

               (a) the Agent determines that deposits in U.S. Dollars (in the applicable amounts) are not being offered to it in the interbank eurodollar market for such Interest Period, or that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable LIBOR, or


               (b) the Required Banks advise the Agent that (i) LIBOR as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their Eurodollar Loans for such Interest Period or (ii) that the making or funding of Eurodollar Loans become impracticable, then the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Eurodollar Loans shall be suspended.

      Section 10.3. Increased Cost and Reduced Return. (a) If, on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:


               (i) shall subject any Bank (or its Lending Office) to any tax, duty or other charge with respect to its Eurodollar Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligations owed to it or its obligation to make Eurodollar Loans, issue a Letter of Credit, or to participate therein, or shall change the basis of taxation of payments to any Bank (or its Lending Office) of the principal of or interest on its Eurodollar Loans, Letter(s) of Credit, or participations therein or any other amounts due under this Agreement or any other Loan Document in respect of its Eurodollar Loans, Letter(s) of Credit, any participation therein, any Reimbursement Obligations owed to it, or its obligation to make Eurodollar Loans, or issue a Letter of Credit, or acquire participations therein (except for changes in the rate of tax on the overall net income of such Bank or its Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Lending Office is located); or

              (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurodollar Loans any such requirement included in an applicable Eurodollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office) or shall impose on any Bank (or its Lending Office) or on the interbank market any other condition affecting its Eurodollar Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligation owed to it, or its obligation to make Eurodollar Loans, or to issue a Letter of Credit, or to participate therein;

     and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Eurodollar Loan, issuing or maintaining a Letter of Credit, or participating therein, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under any other Loan Document with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall be obligated to pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) If, after the date hereof, any Bank or the Agent shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has had the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.


          (c)  A  certificate  of  a  Bank  claiming  compensation  under  this
     Section 10.3 and setting forth the additional amount or amounts to be paid to it hereunder shall be prima facie correct. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

          (d) Notwithstanding the foregoing, no Bank shall be entitled to make a claim for compensation under this Section 10.3 if such Bank has not generally been making claims for compensation under similar circumstances from other borrowers similarly situated under loan agreements with provisions comparable to this Section entitling the Bank to make such a claim.

      Section 10.4. Lending Offices. Each Bank may, at its option, elect to make its Loans hereunder at the branch, office or affiliate specified on the appropriate signature page hereof (each a "Lending Office") for each type of Loan available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to the Borrower and the Agent.


      Section 10.5. Discretion of Bank as to Manner of Funding. Notwithstanding any other provision of this Agreement, each Bank shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder with respect to Eurodollar Loans shall be made as if each Bank had actually funded and maintained each Eurodollar Loan through the purchase of deposits in the interbank eurodollar market having a maturity corresponding to such Loan's Interest Period and bearing an interest rate equal to LIBOR for such Interest Period.

     SECTION 11.THE AGENT AND ISSUING BANK.

      Section 11.1. Appointment and Authorization of Agent. Each Bank hereby appoints Harris Trust and Savings Bank as the Agent under the Loan Documents and hereby authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The Banks expressly agree that the Agent is not acting as a fiduciary of the Banks in respect of the Loan Documents, the Borrower or otherwise, and nothing herein or in any of the other Loan Documents shall result in any duties or obligations on the Agent or any of the Banks except as expressly set forth herein.


      Section 11.2. Agent and its Affiliates. The Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any other Bank and may exercise or refrain from exercising such rights and power as though it were not the Agent, and the Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as if it were not the Agent under the Loan Documents. The term "Bank" as used herein and in all other Loan Documents, unless the context otherwise clearly requires, includes the Agent in its individual capacity as a Bank. References in Section 1 hereof to the Agent's Loans, or to the amount owing to the Agent for which an interest rate is being determined, refer to the Agent in its individual capacity as a Bank.

      Section 11.3. Action by Agent. If the Agent receives from the Borrower a written notice of an Event of Default pursuant to Section 9.5 hereof, the Agent shall promptly give each of the Banks written notice thereof. The obligations of the Agent under the Loan Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action hereunder with respect to any Default or Event of Default, except as expressly provided in Sections 9.2 and 9.5. Upon the occurrence of an Event of Default, the Agent shall take such action to enforce its Lien on the Collateral and to preserve and protect the Collateral as may be directed by the Required Banks. Unless and until the Required Banks give such direction, the Agent may (but shall not be obligated to) take or refrain from taking such actions as it deems appropriate and in the best interest of all the Banks. In no event, however, shall the Agent be required to take any action in violation of applicable law or of any provision of any Loan Document, and the Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any other Loan Document unless it first receives any further assurances of its indemnification from the Banks that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expense, and liability which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall be entitled to assume that no Default or Event of Default exists unless notified in writing to the contrary by a Bank or the Borrower. In all cases in which the Loan Documents do not require the Agent to take specific action, the Agent shall be fully justified in using its discretion in failing to take or in taking any action thereunder. Any instructions of the Required Banks, or of any other group of Banks called for under the specific provisions of the Loan Documents, shall be binding upon all the Banks and the holders of the Obligations.

      Section 11.4. Consultation with Experts. The Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

      Section 11.5. Liability of Agent; Credit Decision. Neither the Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection with the Loan
     Documents: (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify: (i) any statement, warranty or representation made in connection with this Agreement, any other Loan Document or any Credit Event;
     (ii) the performance or observance of any of the covenants or agreements of the Borrower or any Subsidiary contained herein or in any other Loan Document; (iii) the satisfaction of any condition specified in Section 7 hereof, except receipt of items required to be delivered to the Agent; or
     (iv) the validity, effectiveness, genuineness, enforceability, perfection, value, worth or collectibility hereof or of any other Loan Document or of any other documents or writing furnished in connection with any Loan Document or of any Collateral; and the Agent makes no representation of any kind or character with respect to any such matter mentioned in this sentence. The Agent may execute any of its duties under any of the Loan Documents by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Banks, the Borrower, or any other Person for the default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, other document or statement (whether written or oral) believed by it to be genuine or to be sent by the proper party or parties. In particular and without limiting any of the foregoing, the Agent shall have no responsibility for confirming the accuracy of any compliance certificate or other document or instrument received by it under the Loan Documents. The Agent may treat the payee of any Note as the holder thereof until written notice of transfer shall have been filed with the Agent signed by such payee in form satisfactory to the Agent. Each Bank acknowledges that it has independently and without reliance on the Agent or any other Bank, and based upon such information, investigations and inquiries as it deems appropriate, made its own credit analysis and decision to extend credit to the Borrower in the manner set forth in the Loan Documents. It shall be the responsibility of each Bank to keep itself informed as to the creditworthiness of the Borrower and its Subsidiaries, and the Agent shall have no liability to any Bank with respect thereto.


      Section 11.6. Indemnity. The Banks shall ratably, in accordance with their respective Percentages, indemnify and hold the Agent, and its directors, officers, employees, agents and representatives harmless from and against any liabilities, losses, costs or expenses suffered or incurred by it under any Loan Document or in connection with the transactions contemplated thereby, regardless of when asserted or arising, except to the extent they are promptly reimbursed for the same by the Borrower and except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified. The obligations of the Banks under this Section shall survive termination of this Agreement.

      Section 11.7. Resignation of Agent and Successor Agent. The Agent may resign at any time by giving written notice thereof to the Banks and the Borrower. Upon any such resignation of the Agent, the Required Banks shall have the right to appoint a successor Agent with (unless during the continuance of any Default or Event of Default) the consent of the Borrower (which shall not be unreasonably withheld or delayed). If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be any Bank hereunder or any commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $200,000,000. Upon the acceptance of its appointment as the Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent under the Loan Documents, and the retiring Agent shall be discharged from its duties and obligations thereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this
     Section 11 and all protective provisions of the other Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

      Section 11.8. Interest Rate Hedging Arrangements. By virtue of a Bank's execution of this Agreement or an Assignment Agreement, as the case may be, any Affiliate of such Bank with whom the Borrower has entered into an agreement creating Hedging Liability shall be deemed a Bank party hereto for purpose of any reference in a Loan Document to the parties for whom the Agent is acting, it being understood and agreed that the rights and benefits of such Affiliate under the Loan Documents consist exclusively of such Affiliate's right to share in payments and collections out of the Collateral and the Guaranties as more fully set forth in other provisions hereof.

      Section 11.9. Issuing Bank. The Issuing Bank shall act on behalf of the Banks with respect to any Letters of Credit issued by it and the documents associated therewith. The Issuing Bank shall have all of the benefits and immunities (i) provided to the Agent in this Section 11 with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the Applications pertaining to such Letters of Credit as fully as if the term "Agent", as used in this Section 11, included Issuing Bank with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to such Issuing Bank.


     SECTION 12.          MISCELLANEOUS.

      Section 12.1. Withholding Taxes. (a) Payments Free of Withholding. Except as otherwise required by law and subject to Section 12.1(b) hereof, each payment by the Borrower under this Agreement or the other Loan Documents shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient) imposed by or within the jurisdiction in which the Borrower is domiciled, any jurisdiction from which the Borrower makes any payment, or (in each case) any political subdivision or taxing authority thereof or therein. If any such withholding is so required, the Borrower shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Bank and the Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Bank or the Agent (as the case may be) would have received had such withholding not been made. If the Agent or any Bank pays any amount in respect of any such taxes, penalties or interest, the Borrower shall reimburse the Agent or such Bank for that payment on demand in the currency in which such payment was made. If the Borrower pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Bank or Agent on whose account such withholding was made (with a copy to the Agent if not the recipient of the original) on or before the thirtieth day after payment.

          (b) U.S. Withholding Tax Exemptions. Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Agent on or before the earlier of the date the initial Credit Event is made hereunder and 30 days after the date hereof, two duly completed and signed copies of either Form 1001 (relating to such Bank and entitling it to a complete exemption from withholding under the Code on all amounts to be received by such Bank, including fees, pursuant to the Loan Documents and the Loans) or Form 4224 (relating to all amounts to be received by such Bank, including fees, pursuant to the Loan Documents and the Loans) of the United States Internal Revenue Service. Thereafter and from time to time, each Bank shall submit to the Borrower and the Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (i) requested by the Borrower in a written notice, directly or through the Agent, to such Bank and (ii) required under then-current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Bank, including fees, pursuant to the Loan Documents or the Loans.

          (c) Inability of Bank to Submit Forms. If any Bank determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Borrower or the Agent any form or certificate that such
     Bank  is   obligated  to   submit  pursuant  to   subsection (b)  of  this
     Section 12.1 or that such Bank is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Bank shall promptly notify the Borrower and Agent of such fact and the Bank shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.


      Section 12.2. No Waiver, Cumulative Remedies. No delay or failure on the part of the Agent or any Bank or on the part of the holder or holders of any of the Obligations in the exercise of any power or right under any Loan Document shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies hereunder of the Agent, the Banks and of the holder or holders of any of the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

      Section 12.3. Non-Business Days. Subject to Section 1.7(d) hereof, if any payment hereunder becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day on which date such payment shall be due and payable. In the case of any payment of principal falling due on a day which is not a Business Day, interest on such principal amount shall continue to accrue during such extension at the rate per annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest.

      Section 12.4. Documentary Taxes. The Borrower agrees to pay on demand any documentary, stamp or similar taxes payable in respect of this Agreement or any other Loan Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

      Section 12.5. Survival of Representations. All representations and warranties made herein or in any other Loan Document or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.

      Section 12.6. Survival of Indemnities. All indemnities and other provisions relative to reimbursement to the Banks of amounts sufficient to protect the yield of the Banks with respect to the Loans and Letters of Credit, including, but not limited to, Sections 1.12, 10.3 and 12.15 hereof, shall survive the termination of this Agreement and the other Loan Documents and the payment of the Obligations.


      Section 12.7. Sharing of Set-Off. Each Bank agrees with each other Bank a party hereto that if such Bank shall receive and retain any payment, whether by set-off or application of deposit balances or otherwise, on any of the Loans or Reimbursement Obligations in excess of its ratable share of payments on all such Obligations then outstanding to the Banks, then such Bank shall purchase for cash at face value, but without recourse, ratably from each of the other Banks such amount of the Loans or Reimbursement Obligations, or participations therein, held by each such other Banks (or interest therein) as shall be necessary to cause such Bank to share such excess payment ratably with all the other Banks; provided, however, that if any such purchase is made by any Bank, and if such excess payment or part thereof is thereafter recovered from such purchasing Bank, the related purchases from the other Banks shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. For purposes of this Section, amounts owed to or recovered by the Issuing Bank in connection with Reimbursement Obligations in which Banks have been required to fund their participation shall be treated as amounts owed to or recovered by the Issuing Bank as a Bank hereunder.

      Section 12.8. Notices. Except as otherwise specified herein, all notices hereunder and under the other Loan Documents shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to the Agent and the Borrower given by courier, by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices under the Loan Documents to the Banks and the Agent shall be addressed to their respective addresses or telecopier numbers set forth on the signature pages hereof, and to the Borrower to:

                    Diamond Home Services, Inc.
                    222 Church Street
                    Woodstock, IL  60098
                    Attention:  Richard G. Reece & Joseph Schorer
                    Telephone:  (815) 334-1414
                    Telecopy:   (815) 334-1421


                    with a copy (in case of notices of default) to:

                    McDermott, Will & Emery
                    227 West Monroe Street
                    Chicago, IL  60606-5096
                    Attention:  Grant A. Bagan, P.C.
                    Telephone:  (312) 984-7567
                    Telecopy:   (312) 984-3669

     Each  such  notice, request  or  other  communication shall  be  effective
     (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section or on the signature pages hereof and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, 5 days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section or on the signature pages hereof; provided that any notice given pursuant to
     Section 1 hereof shall be effective only upon receipt.

      Section 12.9. Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument.


     Section 12.10. Successors and Assigns. This Agreement shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Agent and each of the Banks and the benefit of their respective successors and assigns, including any subsequent holder of any of the Obligations. The Borrower may not assign any of its rights or obligations under any Loan Document without the written consent of all of the Banks.

    Section 12.11. Participants. Each Bank shall have the right at its own cost to grant participations (to be evidenced by one or more agreements or certificates of participation) in the Loans made and Reimbursement Obligations and/or Commitments and/or participations in Swing Loans held by such Bank at any time and from time to time to one or more other Persons; provided that no such participation shall relieve any Bank of any of its obligations under this Agreement, and, provided, further that no such participant shall have any rights under this Agreement except as provided in this Section, and the Agent shall have no obligation or responsibility to such participant. Any agreement pursuant to which such participation is granted shall provide that the granting Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower under this Agreement and the other Loan Documents including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Loan Documents, except that such agreement may provide that such Bank will not agree to any modification, amendment or waiver of the Loan Documents that would reduce the amount of or postpone any fixed date for payment of any Obligation in which such participant has an interest. Any party to which such a participation has been granted shall have the benefits of Section 1.12 and Section 10.3 hereof. The Borrower authorizes each Bank to disclose to any participant or prospective participant under this Section any financial or other information pertaining to the Borrower.

     Section 12.12. Assignment of Commitments by Banks. Each Bank shall have the right at any time, with the prior consent of the Agent and, so long as no Event of Default then exists, the Borrower (which consent of the Borrower shall not be unreasonably withheld) to sell, assign, transfer or negotiate all or any part of its Commitments (including the same percentage of its Notes, outstanding Loans and Reimbursement Obligations owed to it) to one or more commercial banks or other financial institutions or investors, provided that such assignment shall be of a fixed percentage (and not by its terms of varying percentage) of the assigning Bank's Commitments; provided, however, that in order to make any such assignment (i) unless the assignee Bank is assigning all of its Commitments, the assigning Bank shall retain at least $5,000,000 in outstanding Loans, interests in Letters of Credit and unused Commitments,
     (ii) the assignee bank shall have outstanding Loans, interests in Letters of Credit and unused Commitments of at least $5,000,000, (iii) each such assignment shall be evidenced by a written agreement (substantially in the form attached hereto as Exhibit H or in such other form acceptable to the Agent) executed by such assigning Bank, such assignee bank or banks, the Agent and, if required as provided above, the Borrower, which agreement shall specify in each instance the portion of the Obligations which are to be assigned to the assignee bank and the portion of the Commitments of the assigning Bank to be assumed by the assignee bank or banks, and (iv) the assigning Bank shall pay to the Agent a processing fee of $3,500 and any out-of-pocket attorneys' fees and expenses incurred by the Agent in connection with any such assignment agreement. Any such assignee shall become a Bank for all purposes hereunder to the extent of the Commitments it assumes and the assigning Bank shall be released from its obligations, and will have released its rights, under the Loan Documents to the extent of such assignment. The Borrower authorizes each Bank to disclose to any purchaser or prospective purchaser of an interest in the Loans and Reimbursement Obligations owed to it or its Commitments under this Section any financial or other information pertaining to the Borrower.

     Section 12.13. Amendments. Any provision of this Agreement or the other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by (a) the Borrower, (b) the Required Banks, and (c) if the rights or duties of the Agent are affected thereby, the Agent; provided that:

               (i) no amendment or waiver pursuant to this Section 12.13 shall (A) increase any Commitment of any Bank without the consent of such Bank or (B) reduce the amount of or postpone the scheduled due date for payment of any principal of or interest on any Loan or of any Reimbursement Obligation or of any fee payable hereunder without the consent of the Bank to which such payment is owing or which has committed to make such Loan or Letter of Credit (or participate therein) hereunder; and


              (ii) no amendment or waiver pursuant to this Section 12.13 shall, unless signed by each Bank, change the definitions of Revolving Credit Termination Date, or Required Banks, change the provisions of this Section 12.13, Section 7, Section 9, release any guarantor or all or any substantial part of the Collateral (except as otherwise provided for in the Loan Documents), or affect the number of Banks required to take any action hereunder or under any other Loan Document.

     Section 12.14.  Headings.   Section headings  used in  this Agreement  are
     for reference only and shall not affect the construction of this Agreement.

     Section 12.15. Costs and Expenses. The Borrower agrees to pay all costs and expenses of the Agent in connection with the preparation, negotiation, and administration of the Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel to the Agent, in connection with the preparation and execution of the Loan Documents, and any amendment, waiver or consent related thereto, whether or not the transactions contemplated herein are consummated, together with any fees and charges suffered or incurred by the Agent in connection with periodic environmental audits, fixed asset appraisals, title insurance policies, collateral filing fees and lien searches. The Borrower further agrees to indemnify the Agent, each Bank, and their respective directors, officers and employees, against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable expenses of litigation or preparation therefor, whether or not the indemnified Person is a party thereto, or any settlement arrangement arising from or relating to any such litigation) which any of them may pay or incur arising out of or relating to any Loan Document or any of the transactions contemplated thereby or the direct or indirect application or proposed application of the proceeds of any Loan or Letter of Credit, other than those which arise from the gross negligence or willful misconduct of, or material breach of the Loan Documents by, the party claiming indemnification and, except with respect to the Agent, to the extent relating to the expenses of preparing, executing and delivering this Agreement and the other Loan Documents required as a condition precedent to the closing of the credit facilities contemplated hereby. The Borrower, upon demand by the Agent or a Bank at any time, shall reimburse the Agent or such Bank for any legal or other expenses incurred in connection with investigating or defending against any of the foregoing (including any settlement costs relating to the foregoing) except if the same is directly due to the gross negligence or willful misconduct of the party to be indemnified. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

     Section 12.16. Set-off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default, each Bank and each subsequent holder of any Obligation is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts, and in whatever currency denominated) and any other indebtedness at any time held or owing by that Bank or that subsequent holder to or for the credit or the account of the Borrower, whether or not matured, against and on account of the Obligations of the Borrower to that Bank or that subsequent holder under the Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with the Loan Documents, irrespective of whether or not
     (a) that Bank or that subsequent holder shall have made any demand hereunder or (b) the principal of or the interest on the Loans or Notes and other amounts due hereunder shall have become due and payable pursuant to Section 9 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

     Section 12.17. Entire Agreement. The Loan Documents constitute the entire understanding of the parties thereto with respect to the subject matter thereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.


     Section 12.18. Governing Law. This Agreement and the other Loan Documents, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of Illinois.

     Section 12.19.  Severability of  Provisions.   Any provision  of any  Loan
     Document which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 12.20. Excess Interest. Notwithstanding any provision to the contrary contained herein or in any other Loan Document, no such provision shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted by applicable law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Loans or other obligations outstanding under this Agreement or any other Loan Document ("Excess Interest"). If any Excess Interest is provided for, or is adjudicated to be provided for, herein or in any other Loan Document, then in such event (a) the provisions of this Section 12.20 shall govern and control; (b) neither the Borrower nor any guarantor or endorser shall be obligated to pay any Excess Interest; (c) any Excess Interest that the Agent or any Bank may have received hereunder shall, at the option of the Agent, be (i) applied as a credit against the then outstanding principal amount of Loans hereunder, accrued and unpaid interest thereon (not to exceed the maximum amount permitted by applicable law) and any other obligations, or all of the foregoing; (ii) refunded to the Borrower, or
     (iii) any combination of the foregoing; (d) the interest rate payable hereunder or under any other Loan Document shall be automatically subject to reduction to the maximum lawful contract rate allowed under applicable usury laws, and this Agreement and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the relevant interest rate; and (e) neither the Borrower nor any guarantor or endorser shall have any action against the Agent or any Bank for any damages whatsoever arising out of the payment or collection of any Excess Interest.

     Section 12.21. Confidentiality. Any information disclosed by the Borrower or any of its Subsidiaries to the Agent or any Bank which was designated proprietary or confidential at the time of its receipt by the Agent or such Bank, and which it is not otherwise in the public domain, shall not be disclosed by the Agent or such Bank to any other Person except (i) to its independent accountants and legal counsel (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (ii) pursuant to statutory and regulatory requirements, (iii) pursuant to any mandatory court order, subpoena or other legal process, (iv) to the Agent or any other Bank,
     (v) pursuant to any agreement heretofore or hereafter made between such Bank and the Borrower which permits such disclosure, (vi) in connection with the exercise of any remedy under the Loan Documents, or
     (vii) subject to an agreement containing provisions substantially the same as those of this Section, to any participant in or assignee of, or prospective participant in or assignee of, any Obligation or Commitments.

     Section 12.22. Single Bank. If and so long as Harris Trust and Savings Bank is the only Bank hereunder, Harris Trust and Savings Bank shall have all rights, powers and privileges afforded to the Agent, the Banks, and the Required Banks hereunder and under the other Loan Documents.


     Section 12.23. Submission to Jurisdiction; Waiver of Jury Trial. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in the Cook County, Illinois for purposes of all legal proceedings arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. THE BORROWER, THE AGENT AND EACH BANK HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL
     PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

                            [SIGNATURE PAGES TO FOLLOW]




          Upon your acceptance hereof in the manner hereinafter set forth, this Agreement shall constitute a contract between us for the uses and purposes hereinabove set forth.

          Dated as of this ____________ 1998.

                                          DIAMOND HOME SERVICES, INC.



                                          By
                                            Name:
                                            Title:






          Accepted and agreed to as of the day and year last above written.

                                          HARRIS TRUST AND SAVINGS BANK, in
                                            its individual capacity as a Bank
                                            and as Agent


     Address and Amount of Commitments:   By . . . . . . . . . . . . . . . . .
                                            Name:  . . . . . . . . . . . . . .
     Address:                               Title:  Vice President
      Harris Trust and Savings Bank
      111 West Monroe Street
      Chicago, Illinois 60603
      Attention:  Adam Balbach
     Telecopy:  (312) 461-2591
     Telephone: (312) 461-3134

     with notices of Borrowing requests to:


     Attention:  Kevin J. Houlahan
     Telecopy:  (312) 461-7385
     Telephone: (312) 461-2841

     Revolving Credit Commitment:
     $5,000,000

     Term Loan Commitment:
     $10,000,000

     Lending Offices:
      111 West Monroe Street
      Chicago, Illinois  60603




                                          LASALLE NATIONAL BANK


     Address and Amount of Commitments:   By . . . . . . . . . . . . . . . . .
                                            Name:  . . . . . . . . . . . . . .
     Address:                               Title:  Vice President
      LaSalle National Bank
      Suite 242
      135 South LaSalle Street
      Chicago, Illinois 60603
      Attention:  Richard P. Bott
     Telecopy:  (312) 904-1706
     Telephone: (312) 904-7367
     with notices of Borrowing requests to:

     Attention:  Joy Lippo
     Telecopy:  (312) 904-1706
     Telephone: (312) 904-1046

     Revolving Credit Commitment:
     $5,000,000


     Term Loan Commitment:
     $10,000,000

     Lending Offices:
      135 South LaSalle Street
      Chicago, Illinois  60603




                                          BANK OF AMERICA ILLINOIS


     Address and Amount of Commitments:   By . . . . . . . . . . . . . . . . .
                                            Name:  . . . . . . . . . . . . . .
     Address:                               Title:  Vice President
      Bank of America Illinois
      Suite 600
      231 South LaSalle Street
      Chicago, Illinois 60697
      Attention:  Sally A. Munn
     Telecopy:  (312) 974-8935
     Telephone: (312) 828-6853

     with notices of Borrowing requests to:

     Attention:  Christine Wynimko
     Telecopy:  (312) 974-1623
     Telephone: (312) 828-4212


     Revolving Credit Commitment:
     $5,000,000

     Term Loan Commitment:
     $10,000,000

     Lending Offices:
      Suite 600
      231 South LaSalle Street
      Chicago, Illinois  60697




                                     EXHIBIT A


                             NOTICE OF PAYMENT REQUEST

                                       [Date]

     [Name of Bank]
     [Address]

     Attention:

          Reference is made to the Credit Agreement, dated as of ______________, 1998, among Diamond Home Services, Inc., the Banks party thereto, and Harris Trust and Savings Bank, as Agent (the "Credit Agreement"). Capitalized terms used herein and not defined herein have the meanings assigned to them in the Credit Agreement. [The Borrower has failed to pay its Reimbursement Obligation in the amount of $_________. Your Bank's Percentage of the unpaid Reimbursement Obligation is $_________] or [The undersigned has been required to return a payment by the Borrower of a Reimbursement Obligation in the amount of $________. Your Bank's Percentage of the returned Reimbursement Obligation is $_________.]


                                          Very truly yours,

                                          HARRIS TRUST AND SAVINGS BANK, as
                                            Issuing Bank



                                          By
                                            Its




                                      XHIBIT B
                                NOTICE OF BORROWING

     Date:  ______________, ____


     To: Harris Trust and Savings Bank, as Agent for the Banks parties to the Credit Agreement dated as of ______________, 1998 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Diamond Home Services, Inc., certain Banks which are signatories thereto and Harris Trust and Savings Bank, as Agent

     Ladies and Gentlemen:

          The undersigned, Diamond Home Services, Inc. (the "Borrower"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, of the Borrowing specified below:

                1.  The Business Day  of the proposed Borrowing is ___________,
          ____.

                2.  The  aggregate  amount   of  the   proposed  Borrowing   is
          $______________.

                3. The Borrowing is being advanced under the [REVOLVING] [TERM] Credit.

                4. The Borrowing is to be comprised of $___________ of [BASE RATE] [EURODOLLAR] Loans.
               [5. THE DURATION OF THE INTEREST PERIOD FOR THE EURODOLLAR LOANS INCLUDED IN THE BORROWING SHALL BE ____________ MONTHS.]

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

               (a) the representations and warranties of the Borrower contained in Section 6 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); and
               (b) no Default or Event of Default has occurred and is continuing or would result from such proposed Borrowing.


                                          DIAMOND HOME SERVICES, INC.


                                          By
                                            Name
                                            Title



                                     EXHIBIT C

                         NOTICE OF CONVERSION/CONTINUATION

                                                      Date:  ____________, ____

     To: Harris Trust and Savings Bank, as Agent for the Banks parties to the Credit Agreement dated as of ___________, 1998 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Diamond Home Services, Inc., certain Banks which are signatories thereto and Harris Trust and Savings Bank, as Agent

     Ladies and Gentlemen:

          The undersigned, Diamond Home Services, Inc. (the "Borrower"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, of the [CONVERSION] [CONTINUATION] of the Loans specified herein, that:

                1.  The conversion/continuation Date is __________, ____.

                2. The aggregate amount of the [REVOLVING] [TERM] Loans to be [CONVERTED] [CONTINUED] is $______________.
                3. The Loans are to be [CONVERTED INTO] [CONTINUED AS] [EURODOLLAR] [BASE RATE] Loans.

                4.  [IF APPLICABLE:]  The  duration of the Interest Period  for
          the  [REVOLVING]   [TERM]   Loans   included  in   the   [CONVERSION]
          [CONTINUATION] shall be _________ months.

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed conversion/continuation date, before and after giving effect thereto and to the application of the proceeds therefrom:

               (a) the representations and warranties of the Borrower contained in Section 6 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); provided, however, that this condition shall not apply to the conversion of an outstanding Eurodollar Loan to a Base Rate Loan; and

               (b)  no  Default  or  Event  of  Default  has  occurred  and  is
          continuing,  or   would  result   from  such   proposed  [CONVERSION]
          [CONTINUATION].

                                          DIAMOND HOME SERVICES, INC.

                                          By:
                                            Name
                                            Title



                                     EXHIBIT D

                                   REVOLVING NOTE


     U.S. $_______________                             ________________, 19___

          FOR VALUE RECEIVED, the undersigned, DIAMOND HOME SERVICES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ______________________ (the "Bank") on the Revolving Credit Termination Date of the hereinafter defined Credit Agreement, at the principal office of Harris Trust and Savings Bank, as Agent, in Chicago, Illinois, in immediately available funds, the principal sum of ___________________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Bank to the Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each Revolving Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

          The Bank shall record on its books or records or on a schedule attached to this Note, which is a part hereof, each Revolving Loan made by it pursuant to the Credit Agreement, together with all payments of principal and interest and the principal balances from time to time outstanding hereon, whether the Revolving Loan is a Base Rate Loan or a Eurodollar Loan, the interest rate and Interest Period applicable thereto, provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule attached to this Note. The record thereof, whether shown on such books or records or on a schedule to this Note, shall be prima facie evidence of the same, provided, however, that the failure of the Bank to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Revolving Loans made to it pursuant to the Credit Agreement together with accrued interest thereon.


          This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of ___________, 1998, among the Borrower, Harris Trust and Savings Bank, as Agent, and the Banks party thereto (the "Credit Agreement"), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

          Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

          The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

                                          DIAMOND HOME SERVICES, INC.


                                          By
                                            Name
                                            Title




                                     EXHIBIT E


                                     TERM NOTE

     U.S. $_______________                             ________________, 19___


          FOR VALUE RECEIVED, the undersigned, DIAMOND HOME SERVICES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ______________________ (the "Bank") at the principal office of Harris Trust and Savings Bank, as Agent, in Chicago, Illinois, in immediately available funds, the principal sum of ___________________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of the Term Loan made or maintained by the Bank to the Borrower pursuant to the Credit Agreement, in consecutive quarter-annual principal installments in the amounts called for by Section 1.8(b) of the Credit Agreement, commencing on December 31, 1998, and continuing on the last day of each June, September, December and March occurring thereafter, together with interest on the principal amount of such Term Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement, except that all principal and interest not sooner paid on the Term Loan evidenced hereby shall be due and payable on March 31, 2003, the final maturity date hereof.

          The Bank shall record on its books or records or on a schedule attached to this Note, which is a part hereof, the Term Loan made or maintained by it pursuant to the Credit Agreement, together with all payments of principal and interest and the principal balances from time to time outstanding hereon, whether the Term Loan is a Base Rate Loan or a Eurodollar Loan, the interest rate and Interest Period applicable thereto, provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule attached to this Note. The record thereof, whether shown on such books or records or on a schedule to this Note, shall be prima facie evidence of the same, provided, however, that the failure of the Bank to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay the Term Loan made to it pursuant to the Credit Agreement together with accrued interest thereon.

          This Note is one of the Term Notes referred to in the Credit Agreement dated as of ______________, 1998, among the Borrower, Harris Trust and Savings Bank, as Agent, and the Banks party thereto (the "Credit Agreement"), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

          Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

          The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

                                          DIAMOND HOME SERVICES, INC.



                                          By
                                            Name
                                            Title




                                      XHIBIT F

                                  SWING LINE NOTE


     U.S. $______________                                      __________, 1998


          On the Revolving Credit Termination Date, for value received, the undersigned, DIAMOND HOME SERVICES, INC., a _________ corporation (the "Borrower"), promises to pay to the order of Harris Trust and Savings Bank (the "Bank"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) _________________ Dollars ($______________), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Swing Loans owing from the Borrower to the Bank under the Swing Line Commitment provided for in the Credit Agreement hereinafter mentioned.

          This Note evidences Swing Loans made and to be made to the Borrower by the Bank under the Swing Line Commitment provided for under that certain Credit Agreement dated as of __________, 1998 by and between the Borrower, Harris Trust and Savings Bank individually and as Agent and certain banks which are or may from time to time become parties thereto (the "Credit Agreement"), and the Borrower hereby promises to pay interest at the office specified above on each Swing Loan evidenced hereby at the rates and times specified therefor in the Credit Agreement.

          Each Swing Loan made under the Swing Line Commitment provided for in the Credit Agreement by the Bank to the Borrower against this Note, any repayment of principal hereon and the interest rates applicable thereto shall be endorsed by the holder hereof on the reverse side of this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on the reverse side hereof prior to any negotiation hereof) and the Borrower agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on the reverse side hereof or recorded on the books and records of the Bank shall be prima facie evidence of the unpaid balance of this Note and the interest rates applicable thereto.

          This Note is issued by the Borrower under the terms and provisions of the Credit Agreement, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity as specified in the Credit Agreement, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meaning herein as such terms have in the Credit Agreement.

          This Note shall be construed in accordance with, and governed by, the internal laws of the State of Illinois without regard to principles of conflict of law.

          The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.


                                          DIAMOND HOME SERVICES, INC.


                                          By
                                            Its





                                     EXHIBIT G


                               COMPLIANCE CERTIFICATE
                                        FOR
                            DIAMOND HOME SERVICES, INC.

          This Compliance Certificate is furnished to Harris Trust and Savings Bank, as Agent (the "Agent") pursuant to that certain Credit Agreement dated as of ___________, 1998, among Diamond Home Services, Inc. (the "Borrower"), Harris Trust and Savings Bank, as Agent, and the Banks party thereto (the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.


          THE UNDERSIGNED HEREBY CERTIFIES THAT:

               1.   I       a m        t h e       d u l y        e l e c t e d
          _____________________________________ of the Borrower;

                2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;


                3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

                4.  The  Attachment  hereto  sets  forth  financial   data  and
          computations evidencing the Borrower's compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, correct and have been made in accordance with the relevant Sections of the Credit Agreement.

          Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

     ______________________________________________________________________

     ______________________________________________________________________

     ______________________________________________________________________

     ______________________________________________________________________

          The foregoing certifications, together with the computations set forth in the Attachment hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _________ day of __________________ 19___.


                                        DIAMOND HOME SERVICES, INC.



                                        By
                                             . . . . . . .  ,
                                                (Name)(Title)




                        ATTACHMENT TO COMPLIANCE CERTIFICATE
                                        FOR
                            DIAMOND HOME SERVICES, INC.


                    Compliance Calculations for Credit Agreement
                           Dated as of ____________, 1998
                      Calculations as of _____________, 19___
     _________________________________________________________________________
     __



     A.   CASH FLOW LEVERAGE RATIO (SECTION 8.22)

          1.   Total Funded Debt, as defined

          2.   Net Income, as defined


          3.   Amounts deducted in arriving at Net Income in respect of

               (a)  Interest Expense as defined  . . .

               (b)  Federal, state, local
                    income taxes               . . . .

               (c)  Depreciation and amortization  . .

          4.   Sum of Lines 2, 3(a), 3(b) and 3(c) ("EBITDA")

          5. Net income attributable to acquired company during same period not otherwise included above

          6. Amounts deducted in arriving at Net Income (Line 5 above) in respect of

               (a)  Interest expense
                    attributable to acquired
                    company                    . . . .

               (b)  Federal, state, local
                    income taxes
                    attributable to acquired
                    company                    . . . .

               (c)  Depreciation and amortization
                    attributable to acquired
                    company                    . . . .

          7.   Sum of Lines 5, 6(a), 6(b) and 6(c) ("Adjusted EBITDA")

          8.   Ratio of Total Funded Debt (Line 1)
               to Adjusted EBITDA (Line 7) ("Cash Flow
               Leverage Ratio")
                  :1


          9. As listed in Section 8.22, for the date of this Certificate, the Cash Flow Leverage Ratio shall not be greater than
                  :1

          10.  Company is in compliance?
               (Circle yes or no)                                       Yes/No



     B.   NET WORTH (SECTION 8.23)

          1.   Net Worth, as defined

          2.   As listed in Section 8.23, for the
               date of this Certificate, Net
               Worth (Line 1) must not be less than the Minimum
               Required Amount                                      $


          3.   Company is in compliance?
               (Circle yes or no)                                       Yes/No


     C.   FIXED CHARGE COVERAGE RATIO (SECTION 8.24)


          1.   EBITDA
               (from Line A4 above)

          2.   Capital Expenditures, as defined

          3.   Aggregate amount of principal
               payments required to be made on
               Seller Debt and Total Funded Debt . . .


          4.   Interest Expense, as defined    . . . .

          5.   Aggregate amount expended to
               repurchase common capital stock
               of Borrower                     . . . .

          6.   Sum of Lines 3, 4 and 5 ("Fixed Charges")

          7.   Ratio of the (i) difference between (a)
               EBITDA (Line 1) and (b) Capital Expenditures
               (Line 2) to (ii) Fixed
               Charges (Line 5) ("Fixed Charge
               Coverage Ratio")
                   :1


          8.   As listed in Section 8.24, for
               the date of this Certificate, the
               Fixed Charge Coverage Ratio
               must not be less than
                   :1

          9.   Company is in compliance?
               (Circle yes or no)                                       Yes/No



     D.   INTEREST COVERAGE RATIO (SECTION 8.25)

          1.   Net Income, as defined

          2. Amounts deducted in arriving at Net Income in respect of:


               (a)  Interest Expense           . . . .

               (b)  Federal, state, and local
                      income taxes             . . . .

          3.   Sum of Lines 1, 2(a) and 2(b) ("EBIT")


          4.   Interest Expense, as defined

          5.   Ratio of EBIT (Line 3) to
               Interest Expense (Line 4)
               ("Interest Coverage Ratio")
                  :1

          6.   As listed in Section 8.25, for
               the date of this Certificate,
               the Interest Coverage Ratio must
               not be less than
                 :1


          7.   Company is in compliance?
               (Circle yes or no)                                       Yes/No


     E.   MINIMUM EBITDA (SECTION 8.26)


          1.   EBITDA (From Line A4 above)

          2.   As listed in Section 8.26, for the date of this Certificate,
               EBITDA (Line 1) must not be less than                $

          3.   Company is in compliance?
               (Circle yes or no)                                       Yes/No





                                     EXHIBIT H


                             ASSIGNMENT AND ACCEPTANCE

                            Dated _____________, _______

          Reference is made to the Credit Agreement dated as of __________, 1998 (the "Credit Agreement") among Diamond Home Services, Inc., a Delaware corporation, the Banks (as defined in the Credit Agreement) and Harris Trust and Savings Bank, as Agent for the Banks (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.


          _____________________________________________________ (the
     "Assignor") and _________________________ (the "Assignee") agree as follows:

                1.  The Assignor hereby sells and assigns  to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a _______% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including, without limitation, such percentage interest in the Assignor's Commitments as in effect on the Effective Date and the Loans, if any, owing to the Assignor on the Effective Date and the Assignor's Percentage of any outstanding L/C Obligations and Swing Loans, if any.

                2. The Assignor (i) represents and warrants that as of the date hereof (A) its Revolving Credit Commitment is $_____________ and its Term Loan Commitment is $______________, (B) the aggregate outstanding principal amount of Loans made by it under the Credit Agreement that have not been repaid is $____________ ($_____________ of Revolving Loans and $_____________ of Term Loans ) and a description of the interest rates and interest periods of such Loans is attached as Schedule 1 hereto, (C) the aggregate principal amount of Assignor's Percentage of outstanding L/C Obligations is $____________, and (D) the aggregate amount of Assignor's participations (whether or not funded) in outstanding Swing Loans is $____________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, lien, or encumbrance of any kind; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Subsidiary or performance or observance by the Borrower or any Subsidiary of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.


                3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 8.5 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
          (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (v) specifies as its lending office (and address for notices) the offices set forth beneath its name on the signature pages hereof.

                4. As consideration for the assignment and sale contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in Federal funds an amount equal to $________________1. It is understood that commitment and/or facility fees accrued to the Effective Date with respect to the interest assigned hereby are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

                5. The effective date for this Assignment and Acceptance shall be _____________, 19___ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent and, if required, the Borrower.


                6. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                7. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

                8. In accordance with Section 12.12 of the Credit Agreement, the Assignor and the Assignee request and direct that the Agent prepare and cause the Borrower to execute and deliver to the



     1 Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the

    Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

     Assignee the relevant Notes payable to the Assignee in the amount of its Commitments and new Notes to the Assignor in the amount of its Commitments after giving effect to this assignment.

           9. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois.

                                          [ASSIGNOR BANK]



                                          By
                                            Name
                                            Title

                                          [ASSIGNEE BANK]


                                          By
                                            Name
                                            Title


                                          Lending office (and address for
                                            notices):
     Accepted and consented this
     ____ day of ___________, 19__


     DIAMOND HOME SERVICES, INC.

     By  . . . . . . . . . . . . . . .
        Name . . . . . . . . . . . . .
        Title  . . . . . . . . . . . .


     Accepted and consented to by the Agent this _______ day of ___________, 19__

     HARRIS TRUST AND SAVINGS BANK, as Agent


     By  . . . . . . . . . . . . . . .
        Name . . . . . . . . . . . . .
        Title  . . . . . . . . . . . .



                                     SCHEDULE I


      PRINCIPAL AMOUNT     TYPE OF LOAN      INTEREST RATE     MATURITY DATE








                                   ATTACHMENT ONE

                                    SCHEDULE 6.2


                  NAME                   JURISDICTION OF         PERCENTAGE
                                          INCORPORATION          OWNERSHIP
      Diamond Acquisition Corp.             DELAWARE                100%
      Reeves Southeastern                    FLORIDA                100%
      Corporation
      Foreline Security Corporation          FLORIDA                100%
      Marquise Financial Services,          DELAWARE                100%
      Inc.
      Reeves Southeastern Realty,            FLORIDA                100%
      Inc.
      Diamond Exteriors, Inc.               DELAWARE                100%
     All of the above-listed Subsidiaries are Material Subsidiaries.




                                    SCHEDULE 8.7


                                 OTHER INDEBTEDNESS
                               AT DECEMBER 31, 1997:


            DESCRIPTION             OUTSTANDING                 NOTES
                                      12/31/97
      $15,000,000 unsecured              $0            To be terminated at
      line of credit                                   closing

      Non-interest bearing           $1,098,000
      notes to stockholder

      Notes to Reeves former         $1,100,000        To be paid shortly
      ESOP employees                                   after closing

      Guarantees by the                  $0
      Borrower and Diamond
      Acquisition Corp. of
      $8,000,000 of the
      Seller Debt





                                    SCHEDULE 8.8


                                    OTHER LIENS

     Notes to Reeves former ESOP employees-secured by receivables/inventory/fixed assets (See Schedule 8.7)

     Permitted Marquise Financing-secured by loan receivables/other assets

     $350,000 in Cash Collateral to secure $350,000 letter of credit issued by American National Bank and Trust Company of Chicago for the account of the Borrower and its subsidiaries

     $700,000 in Cash Collateral to secure $700,000 letter of credit issued by NationsBank for the account of Reeves